PAGE 1
          Prospectus for the T. Rowe Price High Yield Fund, Inc., dated October 1, 1996, should be inserted here.



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                                 T. ROWE PRICE
                                 HIGH YIELD FUND
                                   PROSPECTUS
--------------------------------------------------------------------------------
                                T. ROWE PRICE
                             High Yield Fund, Inc.
                                October 1, 1996
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           A fund for investors who can accept higher risk in order to earn a high level of income.

                              Invest With Condence

        To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.

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                                T. Rowe Price
                             High Yield Fund, Inc.
                                October 1, 1996

                                   Prospectus
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                               TO OPEN AN ACCOUNT
                               INVESTOR SERVICES
                                 1-800-638-5660
                                 1-410-547-2308

                             FOR EXISTING ACCOUNTS
                              SHAREHOLDER SERVICES
                                 1-800-225-5132
                                 1-410-625-6500

                             FOR YIELDS AND PRICES
                          TELE*ACCESSRegistration Mark
                                 1-800-638-2587
                                24 hours, 7 days

                                INVESTOR CENTERS
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                              900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

                                INTERNET ADDRESS
                           http://www.troweprice.com

                                PROSHYF 10/1/96

================================================================================
Facts at a Glance
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INVESTMENT GOAL

     High current income with capital appreciation a secondary goal. As with any mutual fund, there is no guarantee the fund will achieve its goal.

STRATEGY

     The fund can invest all of its assets in lower-quality, long-term corporate bonds, often called high-yield or "junk" bonds. These bonds represent a much greater risk of default and tend to be more volatile than higher rated bonds. Before investing, you should carefully consider the greater risks of junk bonds as explained in more detail in "Fund, Market, and Risk Characteristics."

RISK/REWARD


     More income than can be earned on high-quality bonds, accompanied by greater risk of share price volatility and risk of principal loss.


INVESTOR PROFILE

     A risk-oriented investor seeking the highest level of current income, paid monthly, who is willing to accept the possibility of significant fluctuations in principal value. The fund should represent only a portion of your overall investment program; it should not be your only investment. When you sell shares in the fund, they may be worth more or less than what you paid for them.

FEES AND CHARGES

     100% no load. The fund imposes a 1% redemption fee on shares purchased and held less than one year. No fees or charges to buy shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange among T. Rowe Price funds.

INVESTMENT MANAGER

     Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $87 billion for more than four million individual and institutional investor accounts as of June 30, 1996.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Contents
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ABOUT THE FUND
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Transaction and Fund Expenses
Financial Highlights
Fund, Market, and Risk Characteristics

ABOUT YOUR ACCOUNT
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Pricing Shares and Receiving Sale Proceeds
Distributions and Taxes
Transaction Procedures and Special Requirements

MORE ABOUT THE FUND
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Organization and Management
Understanding Performance Information
Investment Policies and Practices

INVESTING WITH T. ROWE PRICE
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Account Requirements and Transaction Information
Opening a New Account
Purchasing Additional Shares
Exchanging and Redeeming
Shareholder Services
Discount Brokerage
Investment Information

This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated October 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

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1    About the Fund
================================================================================

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Transaction and Fund Expenses
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     These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


==============================
Like all T. Rowe Price  funds,
this fund is 100% no load.
------------------------------

     In Table 1 below, "Shareholder Transaction Expenses" shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. "Annual Fund Expenses" shows how much it will cost to operate the fund for a year, based on 1996 fiscal year expenses. These are costs you pay indirectly, because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.

==============================
For the fiscal  year ended May
31,  1996,  fees  paid  by the
fund  included the  following:
$1,715,000  to T.  Rowe  Price
Services,  Inc.  for  transfer
and    dividend     disbursing
functions   and    shareholder
services;  $157,000 to T. Rowe
Price      Retirement     Plan
Services,       Inc.       for
recordkeeping   services   for
certain  retirement plans; and
$165,000  to T. Rowe Price for
accounting services.
------------------------------


==============================================================================================================================
                                                                                                  Percentage of Fiscal 1996
Shareholder Transaction Expenses                      Annual Fund Expenses                        Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
Sales charge "load" on purchases        None          Management fee                              0.63%
Sales charge "load" on reinvested                     Marketing fees (12b-1)                      None
dividends                               None
Redemption feesa                        1%            Total other (shareholder servicing,
                                                      custodial, auditing, etc.)                  0.22%
Exchange fees                           None
                                                      Total fund expenses                         0.85%
-------------------------------------------------------------------------------------------------------------------------------

(a) On shares purchased and held less than one year (details under "Contingent Redemption Fee" in "Pricing Shares and Receiving Sale Proceeds").

     Note: A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see "Small Account Fee" under "Transaction Procedures and Special Requirements").

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Table 1

     The main types of expenses, which all mutual funds may charge against fund assets, are:

* A management fee: the percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.33% as of June 30, 1996, and an individual fund fee of 0.30%.

* "Other" administrative expenses: primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

* Marketing or distribution fees: an annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

     For further details on fund expenses, please see "Organization and Management."

* Hypothetical example: Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

==============================
The  table at right is just an
example;  actual  expenses can
be higher or lower  than those
shown.
------------------------------

================================================================================
                     1 year        3 years        5 years        10 years
                     $9            $27            $47            $105
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Table 2

================================================================================
Financial Highlights
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     The following table provides information about the fund's financial history. It is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements which are included in the fund's annual report and are incorporated by reference into the Statement of Additional Information. This document is available to shareholders upon request. The financial statements in the annual report have been audited by Price
Waterhouse LLP, independent accountants, whose unqualified report covers the most recent five-year period.

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                                                Investment Activities                                  Distributions
                                 ---------------------------------------------------     -------------------------------------------
                 Net Asset           Net          Net Realized and       Total from           Net          Net
              Value, Beginning   Investment    Unrealized Gain (Loss)    Investment       Investment     Realized        Total
Year Ended       of Period      Income (Loss)      on Investments        Activities      Income (Loss)  Gain (Loss)   Distributions
------------------------------------------------------------------------------------------------------------------------------------

1987             $10.99           $1.29              $0.39               $1.68            $(1.28)       $(0.13)       $(1.41)
1988(a)           11.26            1.26              (0.92)               0.34             (1.25)        (0.14)        (1.39)
1989              10.21            1.26               0.03                1.29             (1.26)           --         (1.26)
1990              10.24            1.26              (2.04)              (0.78)            (1.26)           --         (1.26)
1991               8.20            1.07              (1.07)                --              (1.07)           --         (1.07)
1992(a)            7.13            0.88               1.10                1.98             (0.88)           --         (0.88)
1993               8.23            0.82               0.35                1.17             (0.82)           --         (0.82)
1994               8.58            0.81               0.57                1.38             (0.81)           --         (0.81)
1994(b)            9.15            0.18              (0.78)              (0.60)            (0.18)           --         (0.18)
1995               8.37            0.75              (0.20)               0.55             (0.76)           --         (0.76)
1996               8.16            0.73              (0.02)               0.71             (0.74)           --         (0.74)
====================================================================================================================================

                                                                  End of Period
              ---------------------------------------------------------------------------------------------------------------------
                 Net Asset          Total Return                            Ratio of               Ratio of Net        Portfolio
                   Value,      (Includes Reinvested    Net Assets      Expenses to Average     Investment Income to     Turnover
Year Ended    End of Period        Dividends)        ($ Thousands)        Net Assets           Average Net Assets        Rate
------------------------------------------------------------------------------------------------------------------------------------

1987             $11.26               16.4%             $939,599             0.99%                    11.57%             166.4%
1988(a)           10.21                3.5%              840,234             0.99%                    12.10%             137.6%
1989              10.24               13.4%            1,251,272             0.95%                    12.32%              80.2%
1990               8.20               (8.6)%             660,014             1.02%                    13.01%              65.6%
1991               7.13                0.1%              556,261             1.03%                    14.02%              82.6%
1992(a)            8.23               29.2%            1,108,017             0.97%                    11.22%              58.9%
1993               8.58               15.0%            1,404,026             0.89%                     9.85%             104.4%
1994               9.15               16.6%            1,623,770             0.85%                     8.99%             107.0%
1994(b)            8.37               (6.5)%           1,241,280             0.85%(b)                  8.37%(b)           62.5%(b)
1995               8.16                7.1%            1,208,475             0.88%                     9.27%              74.2%
1996               8.13                9.1%            1,229,124             0.85%                     8.89%             100.1%
====================================================================================================================================

(a) Year ended February 29.
(b) For the three months ended May 31, 1994. Fiscal year-end changed from February 28 to May 31. All ratios are annualized.
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Table 3

================================================================================
Fund, Market, and Risk Characteristics: What to Expect
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     To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

==============================
The fund should not  represent
your    complete    investment
program,  nor be  used to play
short-term   swings   in   the
high-yield bond market.
------------------------------

What is the fund's objective?

     The fund's objective is high current income and, secondarily, capital appreciation.

What is the fund's investment program?

     Under normal conditions, the fund expects to invest at least 80% of its total assets in a widely diversified portfolio of high-yield bonds (so-called "junk" bonds) and income-producing convertible securities and preferred stocks. The fund may also invest in a variety of other securities, including foreign securities, pay-in-kind bonds, private placements, bank loans, hybrid instruments, futures and options.

What is a high-yield bond?


     One that is rated below BBB by major rating agencies such as Moody's and Standard & Poor's (or an unrated bond of similar quality), because it is believed to represent greater risk of default than more creditworthy bonds-- hence the term "junk." (Default is the failure to make timely interest or principal payments.) To compensate an investor for this risk, these bonds must offer high yields.


Who issues high-yield bonds?

     Typically, corporations in one of several categories:

* Small companies that lack the history or capital strength to merit "investment-grade" status

* Former blue chip companies that have been downgraded due to financial difficulties


* Companies electing to borrow heavily to finance (or avoid) a takeover or buyout


* Highly indebted ("leveraged") companies seeking to refinance their debt at lower rates

What are some of the fund's potential rewards?


     The fund can be expected to generate significantly higher income than other fixed income funds and to have greater potential for capital appreciation. The fund could outperform high-quality bonds when interest rates rise in a strengthening economy.


==============================
The  portfolio   manager  buys
defaulted    bonds   only   if
significant    potential   for
capital     appreciation    is
expected.
------------------------------

What are some of the fund's potential risks?

     An investor in this fund should be prepared for greater price swings than are associated with most bond funds emphasizing high-quality investments. The major risk factors include:

     Greater credit risk. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings and their bonds are often viewed as speculative investments. High-yield bond issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession, that might impair their ability to make timely interest and principal payments. As a result, we rely heavily on our proprietary research when selecting investments.

     Reduced market liquidity. The junk bond market is generally less "liquid" than the market for higher-quality bonds, meaning large purchases or sales of certain issues may cause significant changes in their prices. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities.

==============================
The  fund's  share  price will
fluctuate;  when you sell your
shares, you may lose money.
------------------------------

     Other factors. The dominant influence on prices of high-quality bonds is changes in interest rate levels, but this is only one of many factors affecting high-yield (junk) bond prices. While better-quality junk bonds will follow the high-grade market to some extent, lower-quality junk bonds are often more sensitive to developments affecting their issuer's underlying fundamentals, such as changes in cash flow. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

     Since high-yield bond mutual funds are a major source of demand in this market, substantial cash flows into and out of these funds can affect high-yield bond prices. If, for example, a significant number of high-yield bond funds were to sell bonds to meet shareholder redemptions, both bond prices and the fund's share price could fall more than underlying fundamentals might justify.

==============================
For  further  details  on  the
fund's investment  program and
practices,   please   see  the
section  entitled  "Investment
Policies and Practices."
------------------------------

How does the portfolio manager try to reduce risk?

     Three approaches may mitigate but by no means eliminate risk: 1) rigorous credit research by T. Rowe Price's high-yield bond specialists; 2) extensive diversification, which limits the fund's exposure to any one industry or issuer; and 3) variations in the amount of assets invested in other types of securities.

What are derivatives and can the fund invest in them?

     The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella--from conventional instruments such as callable bonds, futures, and options, to more exotic investments such as stripped mortgage securities and structured notes. While the term "derivative" has only recently become widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

     The fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The fund limits its use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust the fund's duration.


     The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different than that of a long-term high yield bond.

==============================
You  may  find it  helpful  to
review some  fundamentals that
apply  to  all  fixed   income
investments.
------------------------------


Is the fund's yield fixed or will it vary?


     It will vary. The yield is calculated every day by dividing the fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, the fund's yield will vary.

Is a fund's "yield" the same thing as the "total return"?

     Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price.

What is meant by a bond fund's "maturity"?

     Every bond has a stated maturity date when the issuer must repay the security's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling, because the issuer wants to refinance at a lower rate. In such an environment, a bond's "effective maturity" is calculated using its nearest call date.

     A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

How might the fund's average maturity affect its share price?

     The fund's longer average maturity (expected to be in the 8- to 12-year range) makes its price more sensitive to broad changes in interest rate movements than shorter-term bond funds. However, as explained earlier, interest rates are not the only, or necessarily the dominant, influence on the fund's price.

What is meant by a bond fund's "duration"?

     Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

     Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.

How is a bond's price affected by changes in interest rates?

     When interest rates rise, a bond's price usually falls, and vice versa.

==============================
In   general,   the  longer  a
bond's  maturity,  the greater
the price increase or decrease
in response to a given  change
in interest rates, as shown in
the table at right.
------------------------------


================================================================================
How Interest Rates Affect Bond Prices
--------------------------------------------------------------------------------
BOND MATURITY       COUPON         PRICE PER $1,000 OF A BOND IF INTEREST RATES:
                                   Increase              Decrease
                                   1%        2%          1%         2%
1 year              5.84%          $990      $981        $1,010     $1,019
5 years             6.56            959       920         1,043      1,089
10 years            6.80            931       869         1,075      1,157
30 years            6.98            887       793         1,139      1,310
--------------------------------------------------------------------------------


Table 4 Coupons reflect yields on Treasury securities as of July 31, 1996. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund, and does not reflect the unique aspects of the junk bond market.

How can I decide if the fund is appropriate for me?

     Consider your investmnet goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the price fluctuations inherent in high-yield bond investing in an effort to achieve high income and some capital appreciation, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal safety and liquidity, you should consider a money market fund.


Is there other information I need to review before making a decision?


     Be sure to review "Investment Policies and Practices" in Section 3, which discusses the following: Types of Portfolio Securities (bonds, zero coupon bonds and pay-in-kind bonds, hybrid instruments, bond ratings and high-yield bonds, credit quality, common and preferred stocks, convertible securities and warrants, notes, loan participations, and assignments, private placements, trade claims, foreign securities, and mortgage- and asset-backed securities); and Types of Management Practices (cash position, borrowing money and transferring assets, futures and options, managing foreign exchange risk, short sales, lending of portfolio securities, and portfolio turnover).


================================================================================
2    About Your Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pricing Shares and Receiving Sale Proceeds
--------------------------------------------------------------------------------

     Here are some procedures you should know when investing in a T. Rowe Price fixed income fund.

==============================
The various  ways you can buy,
sell, and exchange  shares are
explained  at the  end of this
prospectus   and  on  the  New
Account Form. These procedures
may differ  for  institutional
and         employer-sponsored
retirement accounts.
------------------------------

How and when shares are priced


     Bond and money funds. The share price (also called "net asset value" or NAV per share) for the fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.


     How your purchase, sale, or exchange price is determined If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

     We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

     Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

==============================
When   filling   out  the  New
Account Form,  you may wish to
give yourself the widest range
of   options   for   receiving
proceeds from a sale.
------------------------------

How you can receive the proceeds from a sale

     If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by ACH transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH (Automated Clearing House) is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

Exception:

==============================
If for some  reason  we cannot
accept  your  request  to sell
shares, we will contact you.
------------------------------

* Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

     Contingent Redemption Fee. The fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchase and redemptions can disrupt the fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the fund assesses a 1% fee on redemptions (including exchanges) of fund shares held for less than one year.

     Redemption fees will be paid to the fund to help offset transaction costs. The fund will use the "first-in, first-out" (FIFO) method to determine the one-year holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than one year, the fee will be assessed.

     The fee does not apply to any shares purchased through reinvestment of dividends or to shares held in retirement plans such as 401(k), 403(b),457, Keogh, profit sharing, SEP-IRA, and money purchase pension accounts. These exceptions may not apply to shares held in broker omnibus accounts. The fee does apply to shares held in IRA accounts and to shares purchased through automatic investment plans (described under "Shareholder Services").

     In determining "one year," the fund will use the one-year anniversary date of the transaction. Thus, shares purchased on January 5, 1996, for example, will be subject to the fee if they are redeemed on or prior to January 4, 1997. If they are redeemed on or after January 5, 1997, they will not be subject to the fee.

--------------------------------------------------------------------------------
Useful Information on Distributions and Taxes
--------------------------------------------------------------------------------

==============================
All net investment  income and
realized   capital  gains  are
distributed to shareholders.
------------------------------

Dividends and Other Distributions

     Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

     Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

Income dividends

* Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

* Money funds declare income dividends daily to shareholders of record as of 12:00 noon ET on that day. Wire purchase orders received before 12:00 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

*    Bond and money funds pay dividends on the first business day of each month.

* Bond and money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

Capital gains

* A capital gain or loss is the difference between the purchase and sale price of a security.

* If the fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.

==============================
You   will  be   sent   timely
information   for   your   tax
filing needs.
------------------------------

Tax Information

     You need to be aware of the possible tax consequences when:

*    The fund makes a distribution to your account.

*    You sell fund shares, including an exchange from one fund to another.

     Taxes on fund redemptions. When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

     In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss on the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

     To help you maintain accurate records, we send you a confirmation immediately following each transaction (except for systematic purchases and redemptions) you make and a year-end statement detailing all your transactions in each fund account during the year.

==============================
Distributions    are   taxable
whether      reinvested     in
additional  shares or received
in cash.
------------------------------

     Taxes on fund distributions. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

     In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the fund are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of the year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

     Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

     Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease the fund's ordinary income dividend. Net foreign currency losses may result in the fund's dividend being classified as a return of capital.

     If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends, but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.

     Tax effect of buying shares before a capital gain distribution. If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may also wish to find out the fund's record date before investing. Of course, the fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.

--------------------------------------------------------------------------------
Transaction Procedures and Special Requirements
--------------------------------------------------------------------------------

Purchase Conditions

==============================
Following   these   procedures
helps   assure    timely   and
accurate transactions.
------------------------------

     Nonpayment. If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered
T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

     U.S. dollars. All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

     10-day hold. If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

     Telephone, Tele*AccessRegistration Mark, and personal computer transactions. These exchange and redemption services are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. The fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

     Redemptions over $250,000. Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

==============================
T.   Rowe    Price   may   bar
excessive     traders     from
purchasing shares.
------------------------------

Excessive Trading

     Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

     For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

     If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

     Three types of transactions are exempt from excessive  trading  guidelines:
1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see "Shareholder Services").

Keeping Your Account Open

     Due to the relatively high cost to the fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

Small Account Fee

     Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)

==============================
A   signature   guarantee   is
designed  to  protect  you and
the T. Rowe  Price  funds from
fraud   by   verifying    your
signature.
------------------------------

Signature Guarantees

  You may need to have your signature guaranteed in certain situations, such as:

* Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

* Remitting redemption proceeds to any person, address, or bank account not on record.

* Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name/ownership) from yours.

* Establishing certain services after the account is opened. You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

================================================================================
3    More About the Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Organization and Management
--------------------------------------------------------------------------------

==============================
Shareholders  benefit  from T.
Rowe   Price's   59  years  of
investment          management
experience.
------------------------------

How is the fund organized?

     The fund was incorporated in Maryland in 1984, and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

What is meant by "shares"?

     As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

     Each share and fractional share entitles the shareholder to: * Receive a proportional interest in a fund's income and capital gain distributions.

* Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.

Do T. Rowe Price funds have annual shareholder meetings?

     The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

Who runs the fund?

==============================
All  decisions  regarding  the
purchase   and  sale  of  fund
investments  are  made  by  T.
Rowe   Price--specifically  by
the fund's portfolio managers.
------------------------------

     General Oversight. The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members will be independent of T. Rowe Price.

     Portfolio Management. The fund has an Investment Advisory Committee composed of the following members: Mark J. Vaselkiv, Chairman, Andrew W. Brooks, Paul A. Karpers, Michael J. McConigle, Jennifer Ponce DeLeon, William T. Reynolds, Hubert M. Stiles Jr., and Thea N. Williams. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Vaselkiv was appointed chairman of the committee in 1996. He joined T. Rowe Price in 1988 and has been managing investments in the high-yield bond market since that time.


     Marketing. T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.


     Shareholder Services. T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.

How are fund expenses determined?

     The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

     The Management Fee. This fee has two parts--an "individual fund fee" (discussed under "Transaction and Fund Expenses"), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index and the Spectrum Funds and any institutional or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

0.480% First $1 billion      0.370% Next $1 billion      0.330% Next $10 billion
0.450% Next $1 billion       0.360% Next $2 billion      0.320% Next $10 billion
0.420% Next $1 billion       0.350% Next $2 billion      0.310% Next $16 billion
0.390% Next $1 billion       0.340% Next $5 billion      0.305% Thereafter


     The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the Price funds described previously. Based on combined T. Rowe Price funds' assets of approximately $57.1 billion at June 30, 1996, the group fee was 0.33%.


--------------------------------------------------------------------------------
Understanding Performance Information
--------------------------------------------------------------------------------

==============================
Total   return   is  the  most
widely    used     performance
measure.  Detailed performance
information is included in the
fund's  annual and  semiannual
shareholder  reports,  and  in
the   quarterly    Performance
Update,    which    are    all
available without charge.
------------------------------

     This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.

Total Return

     This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

     Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

Cumulative Total Return

     This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

Average Annual Total Return

     This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual, cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio provided you held it for the entire period in question.

==============================
You    will    see    frequent
references  to a fund's  yield
in     our     reports,     in
advertisements,    in    media
stories, and so on.
------------------------------

Yield

     The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the average price during the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

     The advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

--------------------------------------------------------------------------------
Investment Policies and Practices
--------------------------------------------------------------------------------

==============================
Fund       managers       have
considerable     leeway     in
choosing investment strategies
and selecting  securities they
believe  will  help  the  fund
achieve its objective.
------------------------------

     This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

     Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

     The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth herein. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

     Changes  in  the  fund's  holdings,   the  fund's   performance,   and  the
contribution of various investments are discussed in the shareholder reports sent to you.

Types of Portfolio Securities

     In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

     Fundamental policy: The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities of the issuer would be held by the fund. These limitations do not apply to the fund's purchases of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.


     Bonds. A bond is an interest-bearing security -- an IOU -- issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

     A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current. High-yield bond prices are less directly responsive to interest rate changes than investment-grade issues and may not always follow this pattern.

     Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (backed by specified collateral). Most high-yield "junk" bonds are unsecured.

     Certain bonds have interest rates that are adjusted periodically which tend to minimize fluctuations of their principal value. In calculating the fund's weighted average maturity, the maturity of these securities may be shortened under certain specified conditions.

     Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

     Some specific types of securities the fund may hold from time to time include:

==============================
Portfolio  managers  diversify
fund assets to lower risk.
------------------------------

     Zero Coupon Bonds and Pay-in-Kind Bonds. A zero coupon bond does not make cash interest payments during the life of the bond. Instead, it is sold at a deep discount to face value, and the interest consists of the gradual appreciation in price as the bond approaches maturity. "Zeros" can be an attractive financing method for issuers with near-term cash-flow problems or seeking to preserve liquidity. Pay-in-kind (PIK) bonds pay interest in cash or additional securities, at the issuer's option, for a specified period. Like zeros, they may help a corporation economize on cash. PIK prices reflect the market value of the underlying debt plus any accrued interest. Zeros and PIKs can be higher- or lower-quality debt, and both are more volatile than coupon bonds. There is no limit on the fund's investments in these securities.

     The fund is required to distribute to shareholders income imputed to any zero or PIK investments. Such distributions could reduce the fund's reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want to in order to provide the cash necessary for these distributions.


==============================
Hybrids   can  have   volatile
prices and  limited  liquidity
and  their use by the fund may
not be successful.
------------------------------


     Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

     Operating policy: The fund may invest up to 10% of its total assets in hybrid instruments.

     Bond Ratings and High-Yield Bonds. Larger bond issues are evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. T. Rowe Price research analysts also evaluate all portfolio holdings, including those rated by an outside agency. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB (see Table 5).

================================================================================
Ratings of Corporate Debt Securities Purchased by the Fund

MOODY'S                    STANDARD                   DEFINITION
INVESTORS                  & POOR'S
SERVICE, INC.              CORPORATION
--------------------------------------------------------------------------------
Aaa                        AAA                        Highest quality
Aa                         AA                         High quality
A                          A                          Upper medium quality
Baa                        BBB                        Medium grade
Ba                         BB                         Lower medium grade/
                                                        speculative elements
B                          B                          Speculative
Caa                        CCC                        More speculative/
Ca                         CC                         possibly in or high
C                          C                          risk of default
--                         D                          In default
Not rated                  Not rated                  Not rated
--------------------------------------------------------------------------------
Table 5

     Credit Quality. Table 6 shows the average credit quality allocation of the fund's assets for the fiscal year ended May 31, 1996. (Equities and reserves are excluded.) Percentages are computed on a dollar-weighted basis and are an average of 12 monthly calculations.

================================================================================
Credit Quality of High Yield Fund Debt Securities

                                         TRPA'S
STANDARD & POOR'SPERCENTAGE OF           ASSESSMENT OF
RATING               TOTAL ASSETS        NOT RATED SECURITIES
--------------------------------------------------------------------------------
AAA                   0.0                 0.0
AA                    0.0                 0.0
A                     0.0                 0.0
BBB                   0.0                 0.0
BB                   22.2                 0.0
B                    56.5                 2.2
CCC                   4.4                 0.8
CC                    0.2                 1.1
C                     0.1                 0.0
D                     0.4                 0.3
Not rated             4.4                 0.0
                     88.2%                4.4%
--------------------------------------------------------------------------------
Table 6

     Other types of securities and investments the fund may buy, but is not limited to, include:

     Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

==============================
The fund may invest  more than
20% of total  assets in equity
securities,  including no more
than 5% in warrants.
------------------------------

     Convertible Securities and Warrants. The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

     Notes, Loan Participations, and Assignments. The fund may invest in a company through the purchase or execution of a privately negotiated note representing the equivalent of a loan to the company. Larger loans to corporations or governments, including governments of less developed countries
(LDCs), may be shared or syndicated among several lenders, usually banks. The fund could participate in such syndicates, or could buy part of a loan, becoming a direct lender. These loans may often be obligations of companies in financial distress or in default. These investments involve special types of risk, including those of being a lender, reduced liquidity, and in the case of LDC investments, increased credit risk and volatility.

     Operating policy: The fund may not invest more than 15% of total assets in loan participations and assignments.

     Private Placements. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid and their sale may involve substantial delays and additional costs.

     Operating policy: The fund will not invest more than 15% of its net assets in illiquid securities.

     Trade Claims. This is an IOU arising from a business transaction, such as a sale of goods, not from a loan. Such claims are typically bought at a discount to their face value, with the size of the discount reflecting the probability of repayment. They may be illiquid and very volatile in price.

     Operating policy: The fund may not invest more than 5% of its total assets in trade claims.

==============================
Foreign  securities   increase
the fund's diversification and
may   enhance   return,    but
involve     special     risks,
especially   for  developin  g
countries.
------------------------------

     Foreign  Securities.  The fund may  invest  in  foreign  securities.  These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries and there is no limit on the amount of the fund's foreign investments which may be made in such countries.

     Operating policy: The fund may invest up to 20% of its total assets (excluding reserves) in non-U.S. dollar securities, and may invest without limit in U.S. dollar-denominated bonds issued abroad.

     Mortgage- and Asset-Backed Securities. These may take a variety of forms, including conventional mortgage securities, collateralized mortgage obligations
(CMOs), interest only securities (IOs), and principal only securities (POs).

     Operating policy: The fund will not invest more than 5% of its total assets in these securities.

Types of Management Practices

==============================
Cash     reserves      provide
flexibility  and  serve  as  a
short-term    defense   during
periods  of   unusual   market
volatility.
------------------------------

     Cash Position. The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

     Fundamental policy: If the fund's reserve position should rise to 35% or more of total fund assets, the fund would normally invest more than 25% of its reserves in bank-related securities. While this eventuality is unlikely, it is explained here in accordance with SEC regulations concerning potential asset concentration. Such concentration would increase the fund's exposure to developments within the banking industry, including potential credit losses, but
T. Rowe Price believes these risks can be minimized by credit research and the fund's overall asset diversification.

     Borrowing Money and Transferring Assets. The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

     Fundamental policy: Borrowings may not exceed 33 1\3% of total fund assets.

     Operating policies: The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1\3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

==============================
Futures  are  used  to  manage
risk;    options    give   the
investor  the option to buy or
sell    an    asset    at    a
predetermined   price  in  the
future.
------------------------------

     Futures and Options. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the portfolio's duration. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

     Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

     Operating policies: Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

     Managing Foreign Exchange Risk. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." The fund may also use these contracts to create a synthetic bond--issued by a U.S. company, for example, but with the dollar component transformed into a foreign currency. Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

     Operating policy: The fund will not commit more than 20% of its total assets to forward currency contracts.

     Short Sales. The fund may sell a security short as a hedge against portfolio holdings. In short sales, investors sell borrowed securities in hopes of buying them back later at a lower price. However, if the price rises instead of falls, the investor will lose money when repurchasing the security.

     Operating policy: The fund's short sales are limited to situations where the fund owns a debt security of a company and sells short a different type of security issued by the same company, such as common or preferred stock or a senior or junior debt security. The total market value of all securities sold short may not exceed 2% of the fund's net assets.

     Lending of Portfolio Securities. Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.


     Fundamental policy: The value of loaned securities may not exceed 33 1\3% of total fund assets.


     Portfolio Turnover. Although the fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional gains. The fund's portfolio turnover rates for the fiscal years ended May 31, 1996, May 31, 1995, the three-month fiscal year ended May 31,1994 (annualized), and the fiscal year ended February 28, 1994, were 100.1%, 74.2%, 62.5%, and 107.0% , respectively.

================================================================================
4 Investing With T. Rowe Price
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Account Requirements and Transaction Information

==============================
Always       verify       your
transactions    by   carefully
reviewing the  confirmation we
send you.  Please  report  any
discrepancies  to  Shareholder
Services promptly.
------------------------------

Tax Identification Number

     We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

==============================
T. Rowe Price
Trust Company
1-800-492-7670
1-410-625-6585
------------------------------

Employer-Sponsored Retirement Plans and Institutional Accounts

     Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

--------------------------------------------------------------------------------
Opening a New Account: $2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts
--------------------------------------------------------------------------------

==============================
Regular Mail
T. Rowe Price
Account Services
P.O. Box 17300
Baltimore, MD
21298-9353

Mailgram, Express,
Registered, or Certified Mail
T. Rowe Price
Account Services
10090 Red Run Blvd.
Owings Mills, MD 21117
------------------------------

Account Registration

     If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail

     Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address at left. We do not accept third party checks, except for IRA Rollover checks that are properly endorsed, to open new accounts.

By Wire

* Call Investor Services for an account number and give the following wire address to your bank:

* Complete a New Account Form and mail it to one of the appropriate addresses listed on the previous page.

     Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange

     Call Shareholder Services or use Tele*Access or your personal computer (see "Automated Services" under "Shareholder Services"). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. (See explanation of "Excessive Trading" under "Transaction Procedures.")

In Person

     Drop off your New Account Form at any location listed on the cover and obtain a receipt.

--------------------------------------------------------------------------------
Purchasing Additional Shares: $100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts
--------------------------------------------------------------------------------

By ACH Transfer

     Use Tele*Access, your personal computer, or call Investor Services if you have established electronic transfers using the ACH network.

By Wire

     Call  Shareholder  Services  or use the  wire  address  in  "Opening  a New
Account."

==============================
Regular Mail
T. Rowe Price Funds
Account Services
P.O. Box 89000
Baltimore, MD
21289-1500
(For    mailgrams,    express,
registered, or certified mail,
see previous section.)
------------------------------

By Mail

* Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

* Mail the check to us at the address shown at left with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

*    Remember to provide your account number and the fund name on your check.

By Automatic Asset Builder

     Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

--------------------------------------------------------------------------------
Exchanging and Redeeming Shares
--------------------------------------------------------------------------------

By Phone


     Call Shareholder Services. If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see "Transaction Procedures and Special Requirements--Excessive Trading."


     Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see "Electronic Transfers--By Wire" under "Shareholder Services."

==============================
For     Mailgram,     Express,
Registered, or Certified mail,
see addresses under "Opening a
New Account."
------------------------------

By Mail

     For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below or as indicated at left. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see "Transaction Procedures and Special Requirements--Signature Guarantees").

Regular Mail

For nonretirement and                     For employer-sponsored
IRA accounts:                             retirement accounts:
T. Rowe Price Account Services            T. Rowe Price Trust Company
P.O. Box 89000                            P.O. Box 89000
Baltimore, MD 21289-0220                  Baltimore, MD 21289-0220

     Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Fund


     The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.


--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------

==============================
Shareholder Services
1-800-225-5132
1-410-625-6500
------------------------------

     Many services are available to you as a T. Rowe Price shareholder; some you receive automatically and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

     If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

==============================
Investor Services
1-800-638-5660
1-410-547-2308
------------------------------

     Note: Corporate and other entity accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

     We offer a wide range of plans for individuals and institutions, including large and small businesses: IRAs, SEP-IRAs, Keoghs (profit sharing and money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

Exchange Service

     You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of .50% to 2%, payable to such funds, on shares held for less than one year, or in some funds, six months.

Automated Services


==============================
Tele*Access
1-800-638-2587
------------------------------


     Tele*Access. 24-hour service via a toll-free number provides information on fund yields and prices, dividends, account balances, and your latest transaction, as well as the ability to request prospectuses, account and tax forms, duplicate statements, and checks, and to initiate purchase, redemption, and exchange orders in your accounts (see "Electronic Transfers" below).

     Personal Computer Access. 24-hour service via a dial-up modem provides the same information as Tele*Access, but on a personal computer. Please call Investor Services to order.

Telephone and Walk-In Services

     Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers

     By ACH. With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

     By Wire. Electronic transfers can also be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

     Checkwriting (not available for equity funds, or the High Yield Fund or Emerging Markets Bond Fund)

     You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing ($50 minimum)

     You  can  invest  automatically  in  several  different  ways,   including:
Automatic Asset Builder. You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

     Note: If you are moving money from your bank account, and if the date you select for your transactions falls on a Sunday or a Monday which is a holiday, your order will be priced on the second business day following this date.

     Automatic Exchange. You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

--------------------------------------------------------------------------------
Discount Brokerage
--------------------------------------------------------------------------------

==============================
Discount    Brokerage   is   a
division   of  T.  Rowe  Price
Investment   Services,   Inc.,
Member NASD/SIPC.
------------------------------

     This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--at considerable commission savings. We also provide a wide range of services, including:

     Automated telephone and on-line services. You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

==============================
To open an account:
1-800-638-5660

For     existing      discount
brokerage           investors:
1-800-225-7720
------------------------------

     Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

     Investor information. A variety of informative reports, such as our Brokerage Insights series, S&P Market Month Newsletter, and optional stock reports can help you better evaluate economic trends and investment opportunities.

     Dividend Reinvestment Service. Virtually all stocks held in customer accounts are eligible for this service--free of charge.

--------------------------------------------------------------------------------
Investment Information
--------------------------------------------------------------------------------

     To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

     Shareholder Reports. Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

     The T. Rowe Price Report. A quarterly investment newsletter discussing markets and financial strategies.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and financial markets.

     Investment Guides. Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.



























































          PAGE 2
          The Statement of Additional Information for the T. Rowe Price High Yield Fund, Inc., dated October 1, 1996, should be inserted here.








          PAGE 1
                         STATEMENT OF ADDITIONAL INFORMATION

                      T. ROWE PRICE CORPORATE INCOME FUND, INC.
                               T. ROWE PRICE GNMA FUND
                         T. ROWE PRICE HIGH YIELD FUND, INC.
                         T. ROWE PRICE NEW INCOME FUND, INC.
                     T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                           Personal Strategy Balanced Fund
                            Personal Strategy Growth Fund
                            Personal Strategy Income Fund
                        T. ROWE PRICE PRIME RESERVE FUND, INC.
                       T. ROWE PRICE SHORT-TERM BOND FUND, INC.
                 T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.
                       T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                           U.S. Treasury Intermediate Fund
                             U.S. Treasury Long-Term Fund
                               U.S. Treasury Money Fund

                (collectively the "Funds" and individually the "Fund")


               This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund's prospectus dated October 1, 1996 which may be obtained from
          T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

               If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully.

               The date of this Statement of Additional Information is October 1, 1996.

















                                                         SAI-INCOME 10/1/96













          PAGE 2
                                  TABLE OF CONTENTS

                                     Page                        Page

          Asset-Backed Securities . .     Lending of Portfolio
          Capital Stock . . . . . . .      Securities . . . . . . .
          Code of Ethics  . . . . . .     Management of Fund  . . .
          Custodian . . . . . . . . .     Mortgage-Related
          Description of the Fund . .      Securities . . . . . . .
          Distributor for Fund  . . .     Net Asset Value Per
          Dividends and Distributions      Share  . . . . . . . . .
          Federal and State                     . . . . . . . Options
           Registration of Shares . .     Portfolio Transactions  .
          Foreign Currency                    . Pricing of Securities
           Transactions . . . . . . .     Principal Holders of
          Foreign Futures and Options      Securities . . . . . . .
          Futures Contracts . . . . .     Ratings of Commercial
          Hybrid Instruments  . . . .      Paper  . . . . . . . . .
          Independent Accountants . .     Ratings of Corporate
          Illiquid or Restricted. . . . . .   Debt Securities
           Securities . . . . . . . .     Repurchase Agreements . .
          Investment Management                 . . . .  Risk Factors
           Services . . . . . . . . .     Tax Status  . . . . . . .
          Investment Objectives           Taxation of Foreign
           and Policies
          Shareholders  . . . . . . .
          Investment Performance  . .     Warrants  . . . . . . . .
          Investment Program  . . . .     When-Issued Securities and
          Investment Restrictions . .      Forward Commitment
          Legal Counsel . . . . . . .      Contracts  . . . . . . .
                                                      Yield Information


                          INVESTMENT OBJECTIVES AND POLICIES

               The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's prospectus. The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

               Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.













                                     RISK FACTORS

          All Funds

               Debt Obligations

               Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter

          PAGE 3
          maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

               After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Prime Reserve and U.S. Treasury Money Funds, the procedures set forth in Rule 2a-7, under the Investment Company Act of 1940, may require the prompt sale of any such security. For the other Funds, neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's Board of Directors, determines whether the unrated security is of a qualify comparable to that which the Fund is allowed to purchase.

               Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.













          All Funds (except Prime Reserve and U.S. Treasury Money Funds)

               Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.























































          PAGE 4
          Prime Reserve and U.S. Treasury Money Funds

               There can be no assurance that the Funds will achieve their investment objectives or be able to maintain their net asset value per share at $1.00. The price of the Fund is not guaranteed or insured by the U.S. Government and its yield is not fixed. An increase in interest rates could reduce the value of the Fund's portfolio investments, and a decline in interest rates could increase the value.

          All Funds (except Prime Reserve and U.S. Treasury Money Funds)

               Mortgage securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage security (i.e., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the Fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the Fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security. Conversely, the Fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of principal which may then be reinvested at the then higher prevailing interest rate.

               The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates.
          They should also display less volatility than long-term mortgage securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.












          Corporate Income, High Yield, New Income, Personal Strategy, and Short-Term Bond Funds

                          Risk Factors of Foreign Investing

               There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the Funds will invest. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, China, Latin America, Eastern Europe, the countries of the former Soviet Union, Africa and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.



          PAGE 5
               Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

               Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

               Currency Fluctuations. The Funds will invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency. Such changes will also affect the Funds' income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Funds' securities denominated in that currency would be expected to decline.

               Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

               Market Characteristics. Foreign stock and bond markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Funds' portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities

          PAGE 6
          prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

               Investment Funds. The Funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Funds' investment in these funds is subject to the provisions of the 1940 Act. If the Funds invest in such investment funds, the Funds' shareholders will bear not only their proportionate share of the expenses of the Funds (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

               Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

               Taxes. The dividends and interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders.

               Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.
               Eastern Europe and Russia. Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.
          In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund's assets invested in such countries and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.


          Latin America



          PAGE 7
               Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

               Political Instability. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers and result in significant disruption in securities markets.

               Foreign Currency. Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

               Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.












          To the extent any securities issued by companies in Eastern Europe, Russia, and Latin America are considered illiquid, each Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

          Corporate Income, High Yield, and Personal Strategy Funds

          Special Risks of Investing in Junk Bonds

               The following special considerations are additional risk factors associated with the Fund's investments in lower rated debt securities.

               Youth and Growth of the Lower Rated Debt Securities Market. The market for lower rated debt securities is relatively new and its growth has paralleled a long economic expansion. Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund is more speculative than investment in shares of a fund which invests only in higher rated debt securities.

               Sensitivity to Interest Rate and Economic Changes. Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more

          PAGE 8
          than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

               Liquidity and Valuation. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.


               Taxation. Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

               Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.


                                  INVESTMENT PROGRAM

                                 Types of Securities

               Set forth below is additional information about certain of the investments described in the Fund's prospectus.

                                   Debt Securities

               Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

          All Funds

               U.S. Government Obligations. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

          PAGE 9
               U.S. Government Agency Securities. Issued or guaranteed by U.S. Government sponsored enterprises and federal agencies.
          These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

               The GNMA, U.S. Treasury Money, Intermediate, and Long-Term Funds may only invest in these securities if they are supported by the full faith and credit of the U.S. government.

          All Funds, except GNMA, U.S. Treasury Money, Intermediate and Long-Term Funds

               Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

               Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures).
          Corporate notes may have fixed, variable, or floating rates.

               Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

               Foreign Government Securities. Issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

               Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

               Supranational Agencies. Securities of certain supranational entities, such as the International Development Bank.

          All Funds (except Prime Reserve and U.S. Treasury Money Funds)












                             Mortgage-Related Securities

               Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below. The GNMA, U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds may only invest in these securities to the extent they are backed by the full faith and credit of the U.S. Government.

               Mortgage-Backed Securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal


          PAGE 10
          prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

               U.S. Government Agency Mortgage-Backed Securities. These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan;












          however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold
          PCs) which also guarantee timely payment of monthly principal reductions.

               Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

               Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government.

               Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities is issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.


          PAGE 11
          Farmer Mac Certificates. The Federal Agricultural Mortgage Corporation ("Farmer Mac") is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac's Certificates are not supported by the full faith and credit of the U.S. Government; rather, Farmer Mac may borrow up from the U.S. Treasury to meet its guaranty obligations.

               As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a Mortgage-Backed Security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and
          (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the Mortgage-Backed Security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Mortgage-Backed Security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

               Fixed Rate Mortgage-Backed Securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

               Payments to holders of Mortgage-Backed Securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of Mortgage-Backed Securities is calculated by dividing interest payments by the purchase price paid for the Mortgage-Backed Securities (which may be at a premium or a discount from the face value of the certificate).

               Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Mortgage-Backed Securities. Because of the variation in the life of the pools of mortgages which back various Mortgage-Backed Securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Mortgage-Backed Securities will differ significantly from the yield estimated by using an assumption of a certain life for each Mortgage-Backed Security included in such a portfolio as described above.

               U.S. Government Agency Multiclass Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

          PAGE 12
               Multi-Class Residential Mortgage Securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. Government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

               Privately-Issued Mortgage-Backed Certificates. These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.














               Collateralized Mortgage Obligations (CMOs). CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

               CMO structures may also include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.


          PAGE 13
               The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs.
          The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

               Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

               The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. A rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

               The staff of the Securities and Exchange Commission has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the Staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/Trustees has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

               Adjustable Rate Mortgages. Adjustable rate mortgage (ARM) securities are collateralized by adjustable rate, rather than fixed rate, mortgages.


          PAGE 14
               ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer term fixed rate mortgage securities. The ARM securities in which the Fund expects to invest will generally adjust their interest rates at regular intervals of one year or less. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

               Characteristics of Adjustable Rate Mortgage Securities - Interest Rate Indices. The interest rates paid on adjustable rate securities are readjusted periodically to an increment over some predetermined interest rate index. Such readjustments occur at intervals ranging from one to 60 months. There are three main categories of indexes: (1) those based on U.S. Treasury securities (2) those derived from a calculated measure such as a cost of funds index ("COFI") or a moving average of mortgage rates and (3) those based on actively traded or prominently posted short-term, interest rates. Commonly utilized indexes include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels. The market value of the Fund's assets and of the net asset value of the Fund's shares will be affected by the length of the adjustment period, the degree of volatility in the applicable indexes and the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors", respectively.

               A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Additionally, there can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

               LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international

          PAGE 15
          market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or 12 month intervals.

               Caps and Floors. ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

               Mortgage securities generally have a maximum maturity of up to 30 years. However, due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments, however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities on page 9. Several characteristics of ARMs may make them more susceptible to prepayments than other Mortgage-Backed Securities. An adjustable rate mortgage has greater incentives to refinance with a fixed rate mortgage during favorable interest rate environments, in order to avoid interest rate risk. Also, homes financed with adjustable rate mortgages may be sold more frequently because of the prevalence of first-time home buyers in the adjustable rate mortgage market. Also, delinquency and foreclosure rates are higher in this market since many buyers use adjustable rate mortgages to purchase homes that they could not otherwise finance on a fixed rate basis. Significant increases in the index rates for the adjustable rate mortgages may also result in increased delinquency and default rates, which in turn, may affect prepayment rates on the ARMs.

               Other Mortgage Related Securities. The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the Fund's objective, policies and quality standards, consider making investments in such new types of securities.

          All Funds (except GNMA, U.S. Treasury Money, Intermediate and Long-Term Funds)

                               Asset-Backed Securities

               The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.


          PAGE 16
               Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support".

               Asset-backed securities issued in the form of debt instruments, also known as collateralized or pay-through obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof.
          Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

               Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support.
          This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support". Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

               Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.












               Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties ("external credit enhancement"), through various means of structuring the transaction ("internal credit enhancement") or through a combination of such approaches. Examples of asset-backed securities with internal credit enhancement include "senior-

          PAGE 17
          subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

               Automobile Receivable Securities. The Fund may invest in Asset Backed Securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

               Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile












          Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

               Credit Card Receivable Securities. The Fund may invest in Asset Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal

          PAGE 18
          a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

               Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset Backed Securities, Accounts are unsecured obligations of the cardholder.

               Other Assets. Asset Backed Securities backed by assets other than those described above, including, but not limited to, small business loans and accounts receivable, equipment leases, commercial real estate loans, boat loans and manufacturing housing loans. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

               There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Fund reserves the right to invest in these securities.

          High Yield Fund

                       Collateralized Bond or Loan Obligations

               CBOs are bonds collateralized by corporate bonds and CLOs are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. CBOs are fairly recent entrants to the fixed income market. Most issues to date have been collateralized by high yield bonds or loans, with heavy credit enhancement.

                         Loan Participations and Assignments

               Loan participations and assignments (collectively "participations") will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

               The loan participations in which the Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is call a novation. More typically, a lender assigns only its right to receive payments
          PAGE 19
          of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.



               There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the Fund would consider the loan participation as illiquid and subject to the Fund's restriction on investing no more than 15% of its net assets in illiquid securities.

               Where required by applicable SEC positions, the Fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

               Various service fees received by the Fund from loan participations, may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under
          Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

                                     Trade Claims

               Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

               Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

               Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of both a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

               As noted above, investing in trade claims does carry some unique risks which include:

                  Establishing the Amount of the Claim. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate

          PAGE 20
                  of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

                  Defenses to Claims. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.












                  Documentation/Indemnification. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the sellers credit.

                  Volatile Pricing Due to Illiquid Market. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that Trade Claims would be considered illiquid investments.

                  No Current Yield/Ultimate Recovery. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

                  Tax Issue. Although the issue is not free from doubt, it is likely that Trade Claims would be treated as non-securities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

          High Yield and Personal Strategy Funds

                          Zero Coupon and Pay-in-Kind Bonds

               A zero coupon security has no cash coupon payments.
          Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.


          PAGE 21













               Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

               For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

          High Yield, New Income, and Personal Strategy Funds

                                       Warrants

               The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

          Corporate Income, High Yield, New Income, Personal Strategy, Short-Term Bond, and Short-Term U.S. Government Funds

          Hybrid Instruments

               Hybrid Instruments have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

               Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated



          PAGE 22
          Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

               The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

               Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.
          Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

               Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

               Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk

          PAGE 23
          factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

               The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly,












          the Fund will limit its investments in Hybrid Instruments to 10% of net assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

          All Funds

               When-Issued Securities and Forward Commitment Contracts

               The Fund may purchase securities on a "when-issued" or delayed delivery basis ("When-Issueds") and may purchase securities on a forward commitment basis ("Forwards"). Any or all of the Fund's investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

               To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.

                        Additional Adjustable Rate Securities

               Certain securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

               Variable Rate Securities. Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal

          PAGE 24
          amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

               Floating Rate Securities. Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

               Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

          Corporate Income, High Yield, New Income, Personal Strategy, Prime Reserve, and Short-Term Bond, and Short-Term U.S.
          Government Funds

                          Illiquid or Restricted Securities

               Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities












          Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% (10% for Prime Reserve and U.S. Treasury Money Funds) of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

               Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% (10% for Prime Reserve and U.S. Treasury Money Funds) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the

          PAGE 25
          trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes,
          (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% (10% for Prime Reserve and U.S. Treasury Money Funds) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.













          New Income and Short-Term Bond Funds

                                Industry Concentration

               When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industry, the Fund will as a matter of fundamental policy concentrate more than 25%, but not more than 50%, of its assets, in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in T. Rowe Price's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings,
          T. Rowe Price believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Management believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Fund's policy with respect to industry concentration is a fundamental policy. (For investment restriction on industry concentration, see Investment Restriction (3) on page 45.)


                            PORTFOLIO MANAGEMENT PRACTICES

                           Lending of Portfolio Securities

               Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit












          PAGE 26
          or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities within the lesser of five business days or the normal settlement period for such securities. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.

          Other Lending/Borrowing

               Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (collectively, "Price Funds"). The Fund has no current intention of engaging in these practices at this time.

                                Repurchase Agreements

               The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) (A) Prime Reserve and U.S. Treasury Money Funds--the underlying securities are either U.S. government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the requisite number of NRSROs (as required by Rule 2a-7 under the 1940 Act) and otherwise are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (B) GNMA, High Yield, New Income, Personal Strategy, Short-Term Bond, Short-Term U.S. Government, and U.S. Treasury Intermediate and Long-Term Funds--the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii)












          the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                            Reverse Repurchase Agreements

               Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse

          PAGE 27
          repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions," page 45.)

          High Yield Fund

                                     Short Sales

               The Fund may make short sales for hedging purposes to protect the Fund against companies whose credit is deteriorating. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund's short sales would be limited to situations where the Fund owns a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the Fund's net assets.

               To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.


               Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time its was sold short; or (b) otherwise cover its short position.

               The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the Fund security being hedged by the short sale.

          All Funds (except Prime Reserve and U.S. Treasury Money Funds)

                                       Options

               Options are a type of potentially high-risk derivative.

                             Writing Covered Call Options

               The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by a

          PAGE 28
          Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

               A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

               The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

               Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be












          "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

               The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made,
          T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will

          PAGE 29
          exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

               Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

               Call options written by the Fund will normally have expiration dates of less than nine months from the date written.












          The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

               The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

               In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of its application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

                             Writing Covered Put Options

               The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer

          PAGE 30
          (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

               The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the












          Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

               The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

               In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of its application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                                Purchasing Put Options

                 The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

               The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any

          PAGE 31
          decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

               The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

               To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Fund obtain a waiver of its application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                               Purchasing Call Options

                 The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

               Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases.
          So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.


          PAGE 32
               To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of its application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

                          Dealer (Over-the-Counter) Options

               The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.














               Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

               The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

          High Yield Fund

                              Spread Option Transactions

               The Fund may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or

          PAGE 33
          sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the Fund's custodian. The Fund does not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The Fund may also buy and sell uncovered spread options. Such options would be used for the same purposes and be subject to similar risks as covered spread options. However, in an uncovered spread option, the Fund would not own either of the securities involved in the spread.

          All Funds (except Prime Reserve and U.S. Treasury Money Funds)

                                  Futures Contracts


               Futures are a type of potentially high-risk derivative.

          Transactions in Futures

               The Fund may enter into futures contracts, including stock index, interest rate and currency futures ("futures or futures contracts").

               Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

               Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.













               The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

          Regulatory Limitations

               The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each

          PAGE 34
          case in accordance with rules and regulations of the CFTC and applicable state law.

               The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

               In accordance with the rules of the State of California, the Fund may have to apply the above 5% test without excluding the value of initial margin and premiums paid for bona fide hedging positions.

               The Fund's use of futures contracts will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

               If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

          Trading in Futures Contracts

               A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

               Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.


          PAGE 35
               If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

               These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

               Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

               As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

               A futures contract on the Standard & Poor's 500 Stock Index, composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange, provides an example of how futures contracts operate. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into the example contract above and the S&P 500 Index is at $154 on the termination date, the Fund will gain $2,000 (500 units x gain of $4). If, however, the S&P 500 Index is at $148 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

          Special Risks of Transactions in Futures Contracts

               Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and

          PAGE 36
          monetary policies and national and international political and economic events.

               Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

               Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.














               Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

               Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

               Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate

          PAGE 37
          trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge.
          T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

               Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

               In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.



          Options on Futures Contracts

               The Fund may purchase and sell options on the same types of futures in which it may invest.

               Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the

          PAGE 38
          delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

               As an alternative to writing or purchasing call and put options on interest rate futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

          Special Risks of Transactions in Options on Futures Contracts

               The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.




          Additional Futures and Options Contracts

               Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

                             Foreign Futures and Options

               Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the

          PAGE 39
          power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

          U.S. Treasury Intermediate and Long-Term Funds













                        Limitations on Futures and Options for

                           Intermediate and Long-Term Funds

               The Funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value. In addition, neither of the Funds will enter into a futures transaction if it would be obligated to purchase or deliver under outstanding open futures contracts amounts which would exceed 15% of the Fund's total assets.

               A Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to delivery under put options exceeds 15% of the market value of the Fund's total assets.

               A Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities subject to such put options or covering call options exceeds 15% of the market value of the Fund's total assets.

               In order to comply with the laws of certain states, a Fund will not invest more than 5% of its total assets in premiums on put options. Should these state laws change or should a Fund obtain a waiver of their applications, the Fund may invest up to 15% of its total assets in premiums on put options.

               In order to comply with the laws of certain states, a Fund will not invest more than 5% of its total assets in premiums on call options. Should these state laws change or should a Fund obtain a waiver of their applications, the Fund may invest up to 15% of its total assets in premiums on call options.

               In order to comply with the laws of certain states, a Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets. Should these state laws change or should a Fund obtain a waiver of their application, the Fund may invest a higher percentage of its total assets in puts, calls, straddles, or spreads.


          PAGE 40
               The total amount of a Fund's total assets invested in futures and options under any combination of the limitations described above will not exceed 15% of the Fund's total assets.

          Corporate Income, High Yield, New Income, Personal Strategy, and Short-Term Bond Funds

                            Foreign Currency Transactions












               A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

               The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

               First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

               Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

               Third, the Fund may use forward contracts when the Fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument--the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

          PAGE 41
               The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

               At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

               If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

               The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

               Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          Federal Tax Treatment of Options, Futures Contracts and Forward Foreign Exchange Contracts

               The Fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

               Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund

          PAGE 42
          will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

               Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.
          For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.












               Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.

               In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.


                               INVESTMENT RESTRICTIONS

               Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

                                 Fundamental Policies

                   As a matter of fundamental policy, the Fund may not:

                   (1)   Borrowing. Borrow money except that the Fund may
                         (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may

          PAGE 43
                         involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law.

                   (2)   Commodities.  Purchase or sell physical
                         commodities; except that the Fund (other than the Prime Reserve and Treasury Money Funds) may enter into futures contracts and options thereon;

                   (3) (a) Industry Concentration (All Funds, except High Yield, New Income, Prime Reserve and Short-Term Bond Funds). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

                         (b) Industry Concentration (High Yield Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and bankers' acceptances, when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets;

                         (c) Industry Concentration (New Income Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances;

                         (d) Industry Concentration (Prime Reserve Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and bankers' acceptances; and

                         (e) Industry Concentration (Short-Term Bond Fund). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally invest more than 25% of its total assets

          PAGE 44
                         in the securities of the banking industry including, but not limited to, bank certificates of deposit and bankers' acceptances when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; provided, further, that the Fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances;

                   (4) Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets;
                         (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

                   (5) Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

                   (6) Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

                   (7) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

                   (8) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940; or

                   (9) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                         NOTES

                         The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

                         With respect to investment restrictions (1) and
                         (4) the Fund will not borrow from or lend to any
                         other T. Rowe Price Fund unless each Fund applies
                         for and receives an exemptive order from the SEC
                         or the SEC issues rules permitting such
                         transactions.  The Fund has no current intention
                         of engaging
          PAGE 45
                         in any such activity and there is no assurance the
          SEC would      grant any order requested by the Fund or
                         promulgate any rules allowing the transactions.














                         With respect to investment restriction (1), the Prime Reserve and U.S. Treasury Money Funds have no current intention of engaging in any borrowing transactions.

                         With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid instruments to be commodities.

                         For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's Semi-annual and Annual Reports.

                         For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                         For purposes of investment restriction (5), the Fund will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

                                  Operating Policies

                   As a matter of operating policy, the Fund may not:

                   (1) Borrowing. The Fund will not purchase additional securities when money borrowed exceeds 5% of its total assets.

                   (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

                   (3) (a) Equity Securities (All Funds, except High Yield and New Income Funds). Purchase any equity securities, or securities convertible into equity securities except as set forth in its prospectus and operating policy on investment companies;

                         (b) Equity Securities (High Yield Fund). Invest more than 20% of the Fund's total assets in equity securities (including up to 5% in warrants);

                         (c) Equity Securities (New Income Fund). Invest more than 25% of its total assets in equity securities;














                   (4) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value.

                   (5) Illiquid Securities. Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% (10% for the Prime Reserve and U.S. Treasury Money Funds) of its net of a Fund's net assets would be invested in such securities, provided that the Fund will not invest more than 10% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the

          PAGE 46
                         Securities Act of 1933 are not included in the 10% limitation but are subject to the 15% limitation;

                   (6) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law, and in the case of the Prime Reserve and U.S. Treasury Money Funds, only securities of other money market funds. Duplicate fees may result from such purchases;

                   (7) Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
                         (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

                   (8) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3%
                         of the Fund's total assets at the time of borrowing or investment;

                   (9) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, or other mineral exploration or development programs;

                   (10) Options, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

                   (11) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if those officers and directors of the Fund, and of its investment manager, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

                   (12)  (a) Short Sales (All Funds except High Yield
                         Fund).  Effect short sales of securities;

                         (b) Short Sales (High Yield Fund). Effect short sales of securities, other than as set forth in its prospectus and Statement of Additional Information;

                   (13) Unseasoned Issuers. Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer). This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities; or

                   (14) Warrants. Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Fund would be Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the net

          PAGE 47
                         assets of the Fund would be invested in warrants whether or not so listed. For purposes of these percentage limitations, the warrants will be valued at the lower of cost or market and warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          Personal Strategy Funds

                   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.


                                  MANAGEMENT OF FUND

                   The officers and directors/trustees of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

          All Funds, except Personal Strategy Funds

                            Independent Directors/Trustees

          ROBERT P. BLACK, Retired; formerly President, Federal Reserve Bank of Richmond; Address: 10 Dahlgren Road, Richmond, Virginia 23233
          CALVIN W. BURNETT, Ph.D., President, Coppin State College; Director, Maryland Chamber of Commerce and Provident Bank of Maryland; Former President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216
          ANTHONY W. DEERING, Director, President and Chief Operating Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044
          F. PIERCE LINAWEAVER, President, F. Pierce Linaweaver & Associates, Inc., Consulting Environmental & Civil Engineer(s); formerly Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: 224 Wendover Road, Baltimore, Maryland 21218 JOHN G. SCHREIBER, President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045


          Personal Strategy Funds


          PAGE 48
          DONALD W. DICK, JR., Principal, Eurocapital Advisors, LLC, and acquisition and management advisory Firm; formerly Principal, Overseas Partners, Inc., a financial investment firm; formerly Director and Vice President, Consumer Products Division, McCormick & Company, Inc., international food processors; formerly Director, Waverly Press, Inc., Baltimore, Maryland;
          Address: P.O Box 491, Chilmark, MA  02535-0491
          DAVID K. FAGIN, Chairman and Director, Golden Star Resources, Ltd.; formerly President, Chief Operating Officer and Director, Homestake Mining Company; Address: One Norwest Center, 1700 Lincoln Street, Suite 1950, Denver, Colorado 80203
          HANNE M. MERRIMAN, Retail business consultant; formerly, President and Chief Operating Officer, Nan Duskin, Inc., a women's specialty store; Director and Chairman, Federal Reserve Bank of Richmond; and President and Chief Executive Officer, Honeybee, Inc., a division of Spiegel, Inc; Director, Ann Taylor Stores Corporation; Central Illinois Public Service Company, CIPSCO Incorporated; The Rouse Company; State Farm Mutual Automobile Insurance Company and USAir Group, Inc.; Member, National Women's Forum; Trustee, American-Scandinavian Foundation; Address: One James Center, 901 East Cary Street, Richmond, Virginia 23219-4030
          HUBERT D. VOS, President, Stonington Capital Corporation, a private investment company; Address: 1231 State Street, Suite 210, Santa Barbara, CA 93190-0409
          PAUL M. WYTHES, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation (Seattle, WA), Interventional Technologies Inc. (San Diego, CA), and Sutter Hill Investments, Mauritius (Mauritius); Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304


             All Funds
                                       Officers

          *JAMES S. RIEPE, Vice President and Director--Managing Director,
          T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Trust Company and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.
          HENRY H. HOPKINS, Vice President--Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.












          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, and T. Rowe Price Trust Company
          ROGER L. FIERY, III, Assistant Vice President--Vice President, Price-Fleming and T. Rowe Price
          EDWARD T. SCHNEIDER, Assistant Vice President--Vice President, T. Rowe Price
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price




















































          PAGE 49
          Corporate Income Fund

          *GEORGE J. COLLINS, Director--President, Managing Director and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming,
          T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.; Chartered Investment Counselor
          *WILLIAM T. REYNOLDS, Chairman of the Board--Managing Director,
          T. Rowe Price; Chartered Financial Analyst
          *PETER VAN DYKE, President and Chairman--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company
          MARK J. VASELKIV, Executive Vice President--Vice President, T. Rowe Price
          STEVEN G. BROOKS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          PATRICK S. CASSIDY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          HEATHER R. LANDON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          THEA N. WILLIAMS, Vice President--Vice President, T. Rowe Price


          GNMA Fund

          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.; Chartered Investment Counselor PETER VAN DYKE, President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company
          HEATHER R. LANDON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. McDONALD, Vice President--Vice President, T. Rowe Price EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly charter member of the U.S. Senior Executive Service and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming


          High Yield Fund

          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price












          JENNIFER PONCE DELEON, Vice President--Vice President, T. Rowe
          Price
          WILLIAM T. REYNOLDS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          HUBERT M. STILES, JR., Vice President--Vice President, T. Rowe
          Price
          MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price

          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company THEA N. WILLIAMS, Vice President--Vice President, T. Rowe Price


          New Income Fund


          PAGE 50
          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor *CHARLES P. SMITH, President and Director--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          HEATHER R. LANDON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. McDONALD, Vice President--Vice President, T. Rowe Price EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly charter member of the U.S. Senior Executive Service and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          JOAN R. POTEE, Vice President--Vice President, T. Rowe Price ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price THOMAS E. TEWKSBURY, Vice President--Vice President, T. Rowe Price; formerly senior bond trader, Scudder, Stevens & Clark, Boston, Massachusetts
          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company MICHAEL J. McGONIGLE, Assistant Vice President--Assistant Vice President, T. Rowe Price


          Personal Strategy Balanced, Growth and Income Funds

          M. DAVID TESTA, Chairman of the Board--Managing Director, T. Rowe Price; Director, Equity Division; Chairman of the Board, Price-Fleming; Director and Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst
          PETER VAN DYKE, President--Managing Director, T. Rowe Price; Vice President of Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor
          STEPHEN W. BOESEL, Executive Vice President--Managing Director,
          T. Rowe Price












          JOHN D. GILLESPIE, Executive Vice President--Vice President, T. Rowe Price
          EDMUND M. NOTZON, Executive Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly charter member of the U.S. Senior Executive Service and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          JOHN H. LAPORTE, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          DONALD J. PETERS, Vice President--Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company
          WILLIAM T. REYNOLDS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          BRIAN C. ROGERS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
          RICHARD T. WHITNEY, Vice President--Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst
          J. JEFFREY LANG, Assistant Vice President--Assistant Vice President, T. Rowe Price


          Prime Reserve Fund

          *GEORGE J. COLLINS, Vice President and Director--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor
          *WILLIAM T. REYNOLDS, Chairman of the Board--Managing Director,
          T. Rowe Price; Chartered Financial Analyst
          EDWARD A. WIESE, President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company


          PAGE 51
          ROBERT P. CAMPBELL, Executive Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York
          JAMES M. MCDONALD, Executive Vice President--Vice President, T. Rowe Price
          PATRICE L. BERCHTENBREITER, Vice President--Vice President, T. Rowe Price
          PAUL W. BOLTZ, Vice President--Vice President and Financial Economist of T. Rowe Price
          DONNA M. DAVIS-ENNIS, Vice President--Assistant Vice President,
          T. Rowe Price
          JOAN R. POTEE, Vice President--Vice President, T. Rowe Price ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price BRIAN E. BURNS, Vice President--Assistant Vice President, T. Rowe Price













          GWENDOLYN G. WAGNER, Vice President--Vice President and
          Economist, T. Rowe Price; Chartered Financial Analyst


          Short-Term Bond Fund

          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor EDWARD A. WIESE, President--Vice President, T. Rowe Price, Price-Fleming and T. Rowe Price Trust Company
          PAUL W. BOLTZ, Vice President--Vice President and Financial Economist of T. Rowe Price
          STEVEN G. BROOKS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          ROBERT P. CAMPBELL, Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York PATRICK S. CASSIDY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
          CHRISTY M. DIPIETRO, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          CHARLES B. HILL, Vice President--Vice President, T. Rowe Price JAMES M. MCDONALD, Vice President--Vice President, T. Rowe Price CHERYL A. REDWOOD, Vice President--Assistant Vice President, T. Rowe Price
          ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          THOMAS E. TEWKSBURY, Vice President--Vice President, T. Rowe Price; formerly senior bond trader, Scudder, Stevens & Clark, New York, New York
          PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company GWENDOLYN G. WAGNER, Vice President--Vice President and Economist of T. Rowe Price; Financial Analyst



          Short-Term U.S. Government Fund

          *GEORGE J. COLLINS, Chairman of the Board--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor *PETER VAN DYKE, President and Director--Managing Director, T. Rowe Price; Vice President of Price-Fleming and T. Rowe Price Trust Company
          HEATHER R. LANDON, Executive Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. MCDONALD, Vice President--Vice President, T. Rowe Price














          PAGE 52
          EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly, charter member of the U.S. Senior Executive Services and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          GWENDOLYN G. WAGNER, Vice President--Vice President and Economist, T. Rowe Price
          DONNA M. DAVIS-ENNIS, Assistant Vice President--Assistant Vice President, T. Rowe Price


          U.S. Treasury Intermediate, Long-Term and Money Funds

          *GEORGE J. COLLINS, Director--President, Managing Director, and Chief Executive Officer, T. Rowe Price; Director, Price-Fleming,
          T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc., Chartered Investment Counselor
          *PETER VAN DYKE, President and Director--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company
          *CHARLES P. SMITH, Executive Vice President and Director-- Managing Director, T. Rowe Price; Vice President, Price-Fleming EDWARD A. WIESE, Executive Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          PATRICE L. BERCHTENBREITER, Vice President--Vice President, T. Rowe Price
          PAUL W. BOLTZ, Vice President--Vice President and Financial Economist of T. Rowe Price
          BRIAN E. BURNS, Vice President--Assistant Vice President, T. Rowe
          Price
          ROBERT P. CAMPBELL, Vice President--Vice President, T. Rowe Price and Price-Fleming; formerly Vice President and Director, Private Finance, New York Life Insurance Company, New York, New York HEATHER R. LANDON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JAMES M. McDONALD, Vice President--Vice President, T. Rowe Price EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company
          JOAN R. POTEE, Vice President--Vice President, T. Rowe Price ROBERT M. RUBINO, Vice President--Vice President, T. Rowe Price THOMAS E. TEWKSBURY, Vice President--Vice President, T. Rowe Price; formerly senior bond trader, Scudder, Stevens & Clark, Boston, Massachusetts
          GWENDOLYN G. WAGNER, Vice President--Vice President and Economics, T. Rowe Price; Chartered Financial Analyst


               Each Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.
































































          PAGE 53
                                  COMPENSATION TABLE

               The Funds do not pay pension or retirement benefits to its officers or directors/trustees. Also, any director/trustee of a Fund who is an officer or employee of T. Rowe Price does not receive any renumeration from a Fund.
          _________________________________________________________________
          _____________
                                            Total Compensation
                               Aggregate      from Fund and
           Name of           Compensation      Fund Complex
           Person,               from            Paid to
          Position              Fund(a)        Directors(b)
          _________________________________________________________________
          _____________
          GNMA Fund

          Robert P. Black,   $2,250           $56,000
          Trustee

          Calvin W. Burnett,  2,250            56,000
          Ph.D, Trustee

          Anthony W. Deering, 2,250            68,250
          Trustee

          F. Pierce Linaweaver,                    2,250            56,000
          Trustee

          John G. Schreiber,  2,250            56,000
          Trustee

          _________________________________________________________________
          _____________
          High Yield Fund

          Robert P. Black,   $2,787           $56,000
          Director

          Calvin W. Burnett,  2,787            56,000
          Ph.D, Director

          Anthony W. Deering, 2,787            68,250
          Director

          F. Pierce Linaweaver,               2,787            56,000
          Director

          John G. Schreiber,  2,787            56,000
          Director















          _________________________________________________________________
          _____________
                                            Total Compensation
                               Aggregate      from Fund and
           Name of           Compensation      Fund Complex
           Person,               from            Paid to
          Position              Fund(a)        Directors(b)
          _________________________________________________________________
          _____________
          New Income Fund

          Robert P. Black,   $3,381           $56,000
          Director

          Calvin W. Burnett,  3,381            56,000


          PAGE 54
          Ph.D, Director

          Anthony W. Deering, 3,381            68,250
          Director

          F. Pierce Linaweaver,                3,381            56,000
          Director

          John G. Schreiber,  3,381            56,000
          Director

          _________________________________________________________________
          _____________
          Personal Strategy Balanced Fund

          Donald W. Dick, Jr., $720           $70,083
          Director

          David K. Fagin,       720            57,833
          Director

          Hanne M. Merriman,    720            57,833
          Director

          Hubert D. Vos,        720            57,833
          Director

          Paul M. Wythes,       720            57,833
          Director



















          PAGE 55
          _________________________________________________________________
          _____________
                                            Total Compensation
                               Aggregate      from Fund and
           Name of           Compensation      Fund Complex
           Person,               from            Paid to
          Position              Fund(a)        Directors(b)
          _________________________________________________________________
          _____________
          Personal Strategy Growth

          Donald W. Dick, Jr., $688           $70,083
          Director

          Hanne M. Merriman,    688            57,833
          Director

          Hubert D. Vos,        688            57,833
          Director

          Paul M. Wythes,       688            57,833
          Director

          _________________________________________________________________
          _____________
          Personal Strategy Income

          Donald W. Dick, Jr., $706           $70,083
          Director

          David K. Fagin,       706            57,833
          Director

          Hubert D. Vos,        706            57,833
          Director

          Paul M. Wythes,       706            57,833
          Director

          _________________________________________________________________
          _____________
          Prime Reserve Fund

          Robert P. Black,   $6,692           $56,000
          Director

          Calvin W. Burnett,  6,692            56,000
          Ph.D, Director

          Anthony W. Deering, 6,692            68,250
          Director














          _________________________________________________________________
          _____________
                                            Total Compensation
                               Aggregate      from Fund and
           Name of           Compensation      Fund Complex
           Person,               from            Paid to
          Position              Fund(a)        Directors(b)
          _________________________________________________________________
          _____________

          F. Pierce Linaweaver,    $6,692           $56,000
          Director

          John G. Schreiber,  6,692            56,000
          Director


          PAGE 56
          _________________________________________________________________
          _____________
          Short-Term Bond Fund

          Robert P. Black,   $1,696           $56,000
          Director

          Calvin W. Burnett,  1,696            56,000
          Ph.D, Director

          Anthony W. Deering, 1,696            68,250
          Director

          F. Pierce Linaweaver,    1,696            56,000
          Director

          John G. Schreiber,  1,696            56,000
          Director

          _________________________________________________________________
          _____________
          Short-Term U.S. Government Fund

          Robert P. Black,   $1,128           $56,000
          Director

          Calvin W. Burnett,  1,128            56,000
          Ph.D, Director

          Anthony W. Deering, 1,128            68,250
          Director

          F. Pierce Linaweaver,  1,128            56,000
          Director














          PAGE 57
          _________________________________________________________________
          _____________
                                            Total Compensation
                               Aggregate      from Fund and
           Name of           Compensation      Fund Complex
           Person,               from            Paid to
          Position              Fund(a)        Directors(b)
          _________________________________________________________________
          _____________

          John G. Schreiber,    $1,128           $56,000
          Director

          _________________________________________________________________
          _____________
          U.S. Treasury Intermediate

          Robert P. Black,      $1,230           $56,000
          Director

          Calvin W. Burnett,     1,230            56,000
          Ph.D, Director

          Anthony W. Deering,    1,230            68,250
          Director

          F. Pierce Linaweaver,  1,230            56,000
          Director

          John G. Schreiber,     1,230            56,000
          Director

          _________________________________________________________________
          _____________
          U.S. Treasury Long-Term

          Robert P. Black,   $1,145                  $56,000
          Director

          Calvin W. Burnett,  1,145                  56,000
          Ph.D, Director

          Anthony W. Deering, 1,145                  66,333
          Director

          F. Pierce Linaweaver,  1,145                  56,000
          Director

          John G. Schreiber,  1,145                  56,000
          Director















          _________________________________________________________________
          _____________
                                            Total Compensation
                               Aggregate      from Fund and
           Name of           Compensation      Fund Complex
           Person,               from            Paid to
          Position              Fund(a)        Directors(b)
          _________________________________________________________________
          _____________
          U.S. Treasury Money

          Robert P. Black,   $2,074           $56,000
          Director

          Calvin W. Burnett,  2,074            56,000
          Ph.D, Director


          PAGE 58
          Anthony W. Deering, 2,074            68,250
          Director

          F. Pierce Linaweaver,   2,074            56,000
          Director

          John G. Schreiber,  2,074            56,000
          Director


          (a) Amounts in this column are for the period June 1, 1995 through May 31, 1996.
          (b) Amounts in this column are for calendar year 1995.


































          PAGE 59
                           PRINCIPAL HOLDERS OF SECURITIES

              As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

             As of September 3, 1996, the following shareholders benefically owned more than 5% of the outstanding shares of the funds listed: Yachtcrew & Co., FBO Spectrum Income Account, State Street Bank and Trust Co., 1776 Heritage Drive-4W, North Quincy, MA 02171-2010 of the GNMA, High Yield, and New Income Funds; State Street Bank & Trust Co., Trustee for TJX Companies Inc., Savings/ PSP Trust, Attn:
          Robert  Hannigan, P.O.  Box 1992,  Boston, MA  02105-1992  of the
          Short-Term  Bond  Fund;  Saxon   &  Co.,  FBO   42-43-202-215665,
          Retirement Plan/Salary & Non-Union Employees of Huls America, P.O. Box 7780-1888, Philadelphia, PA 19182 of the U.S. Treasury Long-Term Fund; and T. Rowe Price RPS Inc. Co. Simplex Time ESOP, Plan #104850, New Business Group #12, P.O. Box 17215, Baltimore, MD 21203-7215 of the Personal Strategy Balanced Fund.


                            INVESTMENT MANAGEMENT SERVICES

          Services

              Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

              The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          Management Fee












              The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

              The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:



          PAGE 60
                                     Price Funds'
                                Annual Group Base Fee
                            Rate for Each Level of Assets

                                           0.480%First $1 billion
                                  0.450%   Next $1 billion
                                  0.420%   Next $1 billion
                                  0.390%   Next $1 billion
                                  0.370%   Next $1 billion
                                  0.360%   Next $2 billion
                                  0.350%   Next $2 billion
                                  0.340%   Next $5 billion
                                  0.330%   Next $10 billion
                                  0.320%   Next $10 billion
                                  0.310%   Next $16 billion
                                  0.305%   Thereafter


              For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding T. Rowe Price Spectrum Fund, Inc. and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

              The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees for each Fund are listed in the chart below:

                                             Individual Fund Fees


          Corporate Income Fund                      0.15%
          GNMA Fund                                  0.15%
          High Yield Fund                            0.30%
          New Income Fund                            0.15%
          Personal Strategy Growth Fund              0.30%
          Personal Strategy Balanced Fund            0.25%
          Personal Strategy Income Fund              0.15%
          Prime Reserve Fund                         0.05%
          Short-Term Bond Fund                       0.10%
          Short-Term U.S. Government Fund            0.10%
          U.S. Treasury Intermediate Fund            0.05%
          U.S. Treasury Long-Term Fund               0.05%
          U.S. Treasury Money Fund                   0.00%

              The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, for the fiscal years ended May 31, 1996, and May 31, 1995, the three-month fiscal year ended May 31, 1994 and for the fiscal year ended February 28, 1994:

            Fund               1996         1995       1994*       1994

          Corporate Income          **         N/A         N/A        N/A
          GNMA              $4,223,000  $3,835,000 $ 1,034,000$ 4,626,000
          High Yield         7,752,000   7,367,000   2,197,000 10,554,000


          PAGE 61
          New Income         7,886,000   6,972,000   1,748,000  7,750,000
          Prime Reserve     15,320,000  14,784,000   3,601,000 13,617,000
          Short-Term Bond    2,099,000   2,280,000     708,000  2,873,000
          Short-Term U.S.
           Government          281,000     284,000     100,000    526,000
          U.S. Treasury        684,000     671,000     173,000    755,000
           Intermediate
          U.S. Treasury        240,000     157,000      26,000    180,000
           Long-Term
          U.S. Treasury      2,507,000   2,341,000     569,000  2,084,000
           Money
          Personal Strategy        **          **         N/A        N/A
           Income
          Personal Strategy    150,000         **         N/A        N/A
           Balanced
          Personal Strategy        **          **         N/A        N/A












           Growth

          *  For the three-month fiscal year ended May 31, 1994.
          ** Due to the Fund's expense limitation in effect at that time, no management fee was paid by the Fund to T. Rowe Price.





























































          PAGE 62
          Limitation on Fund Expenses

             The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Fund for certain expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the Fund's assets, and 1.5% of net assets in excess of $100 million. Reimbursement by the Fund to T. Rowe Price of any expenses paid or assumed under a state expense limitation may not be made more than two years after the end of the fiscal year in which the expenses were paid or assumed.

             The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.

                                             Expense
                            Limitation       Ratio        Reimbursement
           Fund               Period         Limitation       Date

          Personal Strategy June 1, 1996-      0.95%     May 31, 2000
            Income Fund     May 31, 1998
          Personal Strategy June 1, 1996-      1.05%     May 31, 2000
            Balanced Fund   May 31, 1998
          Personal Strategy June 1, 1996-      1.10%     May 31, 2000
            Growth Fund     May 31, 1998
          Short-Term U.S.
           Government+      March 1, 1996-     0.70%     May 31, 2000
                            May 31, 1998
          U.S. Treasury     March 1, 1995-     0.80%     May 31, 1999
           Long-Term++      May 31, 1997
          Corporate Income  October 31, 1995-  0.80%     May 31, 1999
                            May 31, 1997

           + The Short-Term U.S. Government Fund previously  operated under a 0.70% limitation that expired May 31, 1996. The reimbursement period for this limitation extends through May 31, 1998.
          ++ The Long-Term Fund operated under a 0.80% limitation that expired February 28, 1995. The reimbursement period for this limitation extends through February 28, 1997.













          Each of the above-referenced Fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.


                                 Pursuant to the Corporate Income Fund's current expense limitation, $20,000 of management fees were not accrued by the fund for the year ended May 31, 1996, and $59,000 of other expenses were borne by the manager.

                                 Pursuant to the Short-Term U.S. Government
          Fund's current expense limitation, $183,000 of management fees were not accrued by the Fund for the fiscal year


          PAGE 63
          ended May 31, 1995. Pursuant to a previous agreement, $596,000 of
          unaccrued   fees  from   the  prior   periods   are  subject   to
          reimbursement through May 31, 1998.

             Pursuant to the Long-Term Fund's current expense limitation, $15,000 of management fees were not accrued by the Fund for the fiscal year ended May 31, 1996, and $8,000 of unaccrued management fees from the prior period subject to reimbursement. Additionally, $107,000 of unaccrued management fees related to a previous agreement are subject to reimbursement through February 28, 1997.


          GNMA, High  Yield, New Income, Prime Reserve  and Short-Term Bond
          Funds

          T. Rowe Price Spectrum Fund, Inc.

             The Fund is a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, T. Rowe Price Services, Inc. and various other T. Rowe Price funds which, along with the Fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

             The Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

          All Funds

                                 DISTRIBUTOR FOR FUND

             T. Rowe   Price   Investment   Services,   Inc.   ("Investment
          Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as the Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

             Investment Services is located at the same address as the Fund and T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

             Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: registering and qualifying its shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

             The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund

          PAGE 64
          shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

             Investment Services acts as the agent of the Fund in connection with the sale of its shares in all states in which the shares are qualified and in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.













                                 SHAREHOLDER SERVICES

             The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.


                                      CUSTODIAN

             State Street Bank and Trust Company is the custodian for the Fund's domestic securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. The Fund (other than the GNMA, Prime Reserve and U.S. Treasury Intermediate, Long-Term and Money Funds) has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by the Fund's Board of
          Directors/Trustees in accordance with regulations under the Investment Company Act of 1940. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.


                                    CODE OF ETHICS

             The Funds' investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in any personal securities transactions. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within five days; or the security is subject to internal trading restrictions. In addition, employees are prohibited from engaging in short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.















                                PORTFOLIO TRANSACTIONS

          Investment or Brokerage Discretion



          PAGE 65
             Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund (except to the extent it purchases equity securities (High Yield, New Income, and Personal Strategy Funds only)). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.

          How Brokers and Dealers are Selected

             Equity Securities

             In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers,
          T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

             Fixed Income Securities












             Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

             With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.


          How Evaluations are Made of the Overall Reasonableness of Brokerage Commissions Paid

             On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors


          PAGE 66
          are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

          Description  of  Research  Services  Received  from  Brokers  and
          Dealers

             T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective.












          Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

             Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

             T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
          Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
          T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

          Commissions to Brokers who Furnish Research Services

             Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T.













          Rowe  Price  cannot   readily  determine  the  extent   to  which
          commission rates or net prices charged by broker-


          PAGE 67
          dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

          Internal Allocation Procedures

             T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

             Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

          Miscellaneous

             T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or












          dealers  which  execute   transactions  for  the  Fund   are  not
          necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

             From time to time, orders for clients may be placed through a computerized transaction network.

             The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

             Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each


          PAGE 68
          participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

             To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
          T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

          High Yield, New Income, Personal Strategy, Short-Term Bond, and Short-Term U.S. Government Funds

          Transactions with Related Brokers and Dealers













             As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming
          Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

             The Board of Directors/Trustees of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming Securities Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.
























          PAGE 69
          Other

                                 For the fiscal years ended May 31, 1996, May 31, 1995, and February 28, 1994 the Funds engaged in portfolio transactions involving broker-dealers in the following amounts:

               Fund             1996            1995               1994
              ______            ____            ____             ____

          Corporate Income   $47,773,000              N/A             N/A
          GNMA             2,878,094,000    2,605,743,000   2,306,951,000
          High Yield       8,397,015,000   14,045,057,000  18,554,222,000
          New Income       5,290,374,000    5,469,278,000  20,265,475,000
          Prime Reserve   52,505,379,000   53,302,615,000  29,024,172,000
          Short-Term Bond  4,596,925,000    4,874,827,000   4,266,837,000
          Short-Term U.S.
            Government       646,520,000    1,033,107,000     793,565,000
          U.S. Treasury
            Intermediate     215,529,000      235,797,000      81,970,000
          U.S. Treasury
            Long-Term        149,585,000      185,478,000     142,513,000
          U.S. Treasury
            Money          5,834,599,000    5,593,158,000   3,449,951,000
          Personal Strategy
            Income           230,017,000      178,662,000             N/A
          Personal Strategy
            Balanced         554,041,000       70,729,000             N/A
          Personal Strategy
            Growth           128,451,000      111,347,000             N/A


             The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the three-month fiscal year ended May 31, 1994:

               Fund                             1994
               _____                            ____

          GNMA                             $  620,027,000
          High Yield                        4,476,795,000
          New Income                        1,649,029,000
          Prime Reserve                     5,945,733,000
          Short-Term Bond                   1,149,888,000
          Short-Term U.S. Government           63,449,000
          U.S. Treasury Intermediate           35,433,000
          U.S. Treasury Long-Term              85,972,000
          U.S. Treasury Money                  10,087,000

















          PAGE 70
                                 With respect to  the GNMA, Prime  Reserve,
          Short-Term U.S. Government, U.S. Treasury Intermediate, Long-Term and Money Funds the entire amount for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended May 31, 1996, and May 31, 1995, three-month fiscal year ended May 31, 1994, and for the fiscal year ended February 28, 1994.

             With respect to the New Income and Short-Term Bond Funds, the entire amount for the three-month fiscal year ended May 31, 1994 represented principal transactions as to which the Bond Funds have no knowledge of the profits or losses realized by the respective broker-dealers.

                                 With respect to the High Yield Fund, for the three-month fiscal year ended May 31, 1994, $4,398,879,000 consisted of principal transactions as to which the Fund has no knowledge of the profits or losses realized by the respective broker-dealers; and $77,916,000 involved trades with brokers acting as agents or underwriters, in which such broker received total commissions, including discounts received in connection with underwritings of $1,385,000.

                                 With respect to the Corporate Income, High
          Yield, New Income, Short-Term Bond, Personal Strategy Income, Personal Strategy Growth, and Personal Strategy Balanced Funds, the following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended May 31, 1996, May 31, 1995, and February 28, 1994:

               Fund             1996            1995             1994
              ______            ____            ____             ____

          Corporate Income   $46,566,000              N/A             N/A
          High Yield       7,702,492,000   13,782,740,000  17,956,306,000
          New Income       5,273,923,000    5,469,278,000  20,206,382,000
          Short-Term Bond  4,590,728,000    4,874,827,000   4,266,837,000
          Personal Strategy
           Income            220,100,000      170,562,000             N/A
          Personal Strategy
           Growth            111,536,000       62,481,000             N/A
          Personal Strategy
           Balanced          479,660,000      103,137,000             N/A




















          PAGE 71
               The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended May 31, 1996, May 31, 1995, and February 28, 1994:

               Fund             1996            1995             1994
              ______            ____            ____             ____

          Corporate Income    $1,207,000              N/A             N/A
          High Yield         694,523,000      262,317,000     597,916,000
          New Income          16,451,000                0      59,093,000
          Short-Term Bond      6,197,000                0               0
          Personal Strategy
            Income             9,917,000        8,100,000             N/A
          Personal Strategy
            Growth            16,915,000        8,248,000             N/A
          Personal Strategy
            Balanced          74,381,000        8,210,000             N/A


               The amounts shown below involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended May 31, 1996, May 31, 1995, and February 28, 1994:

               Fund             1996            1995             1994
              ______            ____            ____             ____

          Corporate Income       $34,000              N/A             N/A
          High Yield          15,925,000        4,704,000      16,730,000
          New Income              61,000                0         169,000
          Short-Term Bond         21,000                0               0
          GNMA                         0            3,000               0
          Personal Strategy
            Income               136,000           47,000             N/A
          Personal Strategy
            Growth               124,000           11,000             N/A
          Personal Strategy
            Balanced             334,000           13,000             N/A


               The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to
          T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds for the fiscal years ended May 31, 1996, and May 31, 1995, three-month fiscal year ended May 31, 1994, and for the fiscal year ended February 28, 1994, are shown below:

               Fund                 1996    1995     1994*     1994
              ______                ____    ____      ____     ____

          Corporate Income           66%     N/A       N/A      N/A












          GNMA                       99%     97%       98%      91%
          High Yield                 85%     97%       48%      70%
          New Income                 71%     73%       68%      61%
          Prime Reserve              72%     90%       78%      87%
          Short-Term Bond            64%     66%       83%      61%
          Short-Term U.S.
            Government               68%     81%      100%     100%
          U.S. Treasury
            Intermediate             94%     95%       87%      85%
          U.S. Treasury Long-Term    96%    100%      100%      98%
          U.S. Treasury Money        56%     67%       32%      66%


          PAGE 72
          Personal Strategy
            Income                   46%     30%       N/A      N/A
          Personal Strategy
            Growth                   46%     30%       N/A      N/A
          Personal Strategy
            Balanced                 36%     40%       N/A      N/A
          * For the three-month fiscal year ended May 31, 1994.

               The portfolio turnover rates for the following Funds for the fiscal years ended May 31, 1996, and May 31, 1995, the three-month fiscal year ended May 31, 1994, and for the fiscal year ended February 28, 1994, are as follows:

               Fund                 1996    1995     1994*     1994
              ______               _____    ____      ____     ____

          Corporate Income          70.5%  N/A       N/A      N/A
          GNMA                     113.6%  121.3%    151.8%    92.5%
          High Yield               100.1%   74.2%     62.5%   107.0%
          New Income                35.5%   54.1%     91.5%    58.3%
          Short-Term Bond          118.7%  136.9%    222.8%    90.8%
          Short-Term U.S.
            Government             152.8%  100.0%     27.6%    70.4%
          U.S. Treasury
            Intermediate            40.7%   81.1%     45.5%    20.2%
          U.S. Treasury Long-Term   60.1%   99.3%    246.9%    59.4%
          Personal Strategy
            Income                  34.1%   50.5%    N/A      N/A
          Personal Strategy
            Growth                  39.5%   25.7%    N/A      N/A
          Personal Strategy
            Balanced                47.7%   25.8%    N/A      N/A

          * For the three-month fiscal year ended May 31, 1994.


















          PAGE 73
          Prime Reserve Fund

             The Fund, in pursuing its objectives, may engage in short-term trading to take advantage of market variations. The Fund will seek to protect principal, improve liquidity of its securities, or enhance yield by purchasing and selling securities based upon existing or anticipated market discrepancies.

          Money Fund

             The Fund, in pursuing its objectives, may engage in short-term trading to take advantage of market variations. The Fund will seek to protect principal, improve liquidity of its securities, or enhance yield by purchasing and selling securities based upon existing or anticipated market discrepancies.


                                PRICING OF SECURITIES

          Corporate Income, GNMA, High Yield, New Income, Personal Strategy, Short-Term
          Bond, Short-Term U.S. Government, U.S. Treasury Intermediate and Long-Term Funds

              Fixed income securities are generally traded in the over-the-counter market. Investments in domestic securities with remaining maturities of one year or more and foreign securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Domestic securities with remaining maturities less than one year are stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. The Personal Strategy Funds value short-term debt securities at their cost in local currency which, when combined with accrued interest, approximate fair value.

              There are a number of pricing services available, and the Board of Directors/Trustees, on the basis of ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or in part.

          Corporate Income, High Yield, New Income, and Personal Strategy
          Funds

              Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.


          Prime Reserve and U.S. Treasury Money Funds

              Securities are valued at amortized cost.

          All Funds





          PAGE 74
              For the purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank.

              Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value, as determined in good faith by or under the supervision of officers of the Funds, as authorized by the Board of Directors/Trustees.

          Prime Reserve and U.S. Treasury Money Funds

                       Maintenance of Net Asset Value Per Share

              It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation as permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by reference to the fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

              (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

              (b) the Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

              (c) the Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

              (d) the Board of Directors must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the Fund's market based net asset value per share.

              Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


          PAGE 75
          Prime Reserve Fund

              Prime Money Market Securities Defined. Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the Investment Company Act of 1940. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the Fund's Board of Directors.

          All Funds

                              NET ASSET VALUE PER SHARE

              The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

              Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or
          (d) exist.


                             DIVIDENDS AND DISTRIBUTIONS

              Unless you elect otherwise, the Fund's annual capital gain distribution, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.


                                      TAX STATUS

              The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").













              A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by


          PAGE 76
          December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of its tax year-end to avoid federal income tax.

              At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On May 31, 1996, the books of each Fund indicated that each Fund's aggregate net assets included undistributed net income, net realized capital gains, and unrealized appreciation which are listed below.







































          PAGE 77
                                              Net Realized    Unrealized
                                Undistributed    Capital     Appreciation/
            Fund                 Net Income  Gains/(Losses) (Depreciation)

          GNMA                   $(5,340,000)$(26,739,000)   $(2,024,000)
          High Yield                 911,000 (220,005,000)     16,579,000
          New Income               2,679,000  (11,496,000)        363,000
          Prime Reserve              814,000  (2,308,000)               0
          Short-Term Bond        (2,161,000)  (38,439,000)    (3,265,000)
          Short-Term U.S.
            Government              (486,000) (23,352,000)    (1,312,000)
          U.S. Treasury Intermediate 250,000   (2,510,000)       (16,000)
          U.S. Treasury Long-Term     12,000     (676,000)        218,000
          U.S. Treasury Money         81,000      124,000               0
          Personal Strategy Income    203,000     998,000       2,470,000
          Personal Strategy Balanced  657,000     890,000       3,018,000
          Personal Strategy Growth    132,000     663,000       3,007,000
          Corporate Income              8,000     (28,000)      (567,000)

              If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

          Taxation of Foreign Shareholders

              The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

              To the extent a Fund invests in foreign securities, the following would apply:

          Passive Foreign Investment Companies

              Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition to bearing their proportionate share of the funds expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such funds. In addition, the Funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

              To avoid such tax and interest, the Funds in accordance with tax regulations, intend to treat these securities as sold on the last day of a Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which a Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.



          PAGE 78
          Foreign Currency Gains and Losses

              Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, a portion may be reclassified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.


                                  YIELD INFORMATION

              From time to time, the Fund may advertise a yield figure calculated in the following manner:

          GNMA and Short-Term U.S. Government Funds

              In conformity with regulations of the Securities and Exchange Commission, an income factor is calculated for each security in the portfolio based upon the security's coupon rate. The income factors are then adjusted for any gains or losses which have resulted from prepayments of principal during the period. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.













              The yields of the GNMA and Short-Term U.S. Government Funds calculated under the above-described method for the month ended May 31, 1996 were 6.81% and 5.95%, respectively.

          Corporate Income, High Yield, New Income, Short-Term Bond, U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds

              An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the Securities and Exchange Commission. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period net of expected reimbursements are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

                 The yields of the Corporate Income, High Yield, New Income, Short-Term Bond, Intermediate and Long-Term Funds calculated under the above-described method for the month ended May 31, 1996, were 8.04%, 9.16%, 6.37%, 5.99%, 5.89% and 6.33%, respectively.

          Prime Reserve and U.S. Treasury Money Funds

              The Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends


          PAGE 79
          accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period then multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

                 The seven-day yields ending May 31, 1996 for the Prime Reserve and U.S. Treasury Money Funds were 4.68% and 4.58%, respectively, and the Funds' compound yield for the same period were 4.79% and 4.68%, respectively.

          All Funds

                                INVESTMENT PERFORMANCE












          Total Return Performance

              The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.


















































          PAGE 80
                       Cumulative Performance Percentage Change


                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  5/31/96   5/31/96   5/31/96     5/31/96
          GNMA Fund

          T. Rowe Price GNMA Fund    3.72%   40.51%    112.83%     121.82%
                                                                 (11/26/85)
          Salomon Brothers 30-Year
           GNMA Index                5.43    45.59     141.28      156.58
          Lehman Brothers GNMA
           Bond Index                5.36    44.69     140.20      154.86
          Lipper GNMA Funds Average  3.94    39.55     114.23      126.19

          High Yield Fund

          T. Rowe Price High
           Yield Fund                9.06%   72.07%    121.84%     201.93%
                                                                 (12/31/84)
          Merrill Lynch High
           Yield Index               9.55    90.94     182.26      287.58
          Merrill Lynch Medium Quality
           Long Corporate Index      4.46    63.41     165.98      273.02
          Lipper's Average of High
           Current Yield Funds      11.39    87.37     138.34      213.32

          New Income Fund

          T. Rowe Price New
           Income Fund               3.70%   42.72%    111.98%     588.04%
                                                                 (8/31/73)
          Salomon Bros. Broad
           Investment Grade Index    4.35    47.35     131.43      N/A
          Salomon Bros. High Grade
           Corporate Bond Index      3.40    57.78     150.92      699.02
          Lehman Bros. Govt./Corp.
           Bond Index                4.10    48.08     127.60      656.33
          Lipper Corporate Bond Funds
           -A Rated Average          3.43    46.92     120.75      583.48
























          PAGE 81
                       Cumulative Performance Percentage Change

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  5/31/96   5/31/96   5/31/96     5/31/96
          Personal Strategy Funds

          Personal Strategy Income 13.84%     --         --
          28.52%
                                                                 (7/29/94)
            S&P 500                28.44      --         --           53.22
            Lehman Bros. Gov't/Corp.
             Bond Index             4.10      --         --           14.18

          Personal Strategy Balanced 17.97%     --         --
          34.90%
                                                                 (7/29/94)
            S&P 500                28.44      --         --           53.22
            Lehman Bros. Gov't/Corp.
             Bond Index             4.10      --         --           14.18

          Personal Strategy Growth 22.83%     --         --
          42.05%
                                                                 (7/29/94)
            S&P 500                28.44      --         --           53.22
            Lehman Bros. Gov't/Corp.
             Bond Index             4.10      --         --           14.18

          Short-Term Bond Fund

          T. Rowe Price Short-Term
           Bond Fund               4.58%    28.64%     84.36%
          136.87%
                                                                  (3/2/84)
          T. Rowe Price Prime
          Reserve Fund              5.25     21.92     72.80
          359.58
                                                                 (1/26/76)
          IBC's Money Fund Report
           Averages TM- All Taxable 5.23     22.10      N/A           N/A
                                                                 (1/21.76)
          Lehman Bros. 1-3 Year
           Govt./Corp. Bond Index   5.34     35.62     102.41
          168.79
                                                                 (2/29/84)
          Lipper Short Investment
           Grade Debt Funds Average 4.92     33.31     95.68
          163.54
                                                                 (2/29/84)
















          PAGE 82
                       Cumulative Performance Percentage Change

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  5/31/96   5/31/96   5/31/96     5/31/96
          Short-Term U.S. Government Fund

          T. Rowe Price Short-Term
           U.S. Government Fund, Inc.        4.31%       --          --
                                   19.84%
                                                                 (9/30/91)
          Lipper Short-Term U.S.
           Govt. Funds Average      4.51      --         --           26.03
          Merrill Lynch 1-3 Year
           Govt. Index              5.40      --         --           30.74
          Salomon Brothers 1-Year
           Treasury Index           5.73      --         --           25.99
          Salomon Brothers 2-Year
           Treasury Index           4.90      --         --           30.35

          U.S. Treasury Intermediate Fund

          T. Rowe Price U.S. Treasury
           Intermediate Fund       3.52%    40.36%       --
          63.62%
                                                                 (9/29/89)
          Salomon 1-7 year
           Treasury Index           5.69     41.36       --           66.06

          U.S. Treasury Long-Term Fund

          T. Rowe Price U.S. Treasury
           Long-Term Fund          1.02%    48.29%       --
          69.32%
                                                                 (9/29/89)
          Salomon Treasury Index    3.98     46.46       --           70.91





























          PAGE 83
                       Average Annual Compound Rates of Return

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  5/31/96   5/31/96   5/31/96     5/31/96
          GNMA Fund

          T. Rowe Price GNMA Fund    3.72%    7.04%      7.85%       7.88%
                                                                 (11/26/85)
          Salomon Brothers 30-Year
           GNMA Index                5.43     7.80       9.21        9.38
          Lehman Brothers GNMA Bond
           Index                     5.36     7.67       9.16        9.31
          Lipper GNMA Funds Average  3.94     6.89       7.92        8.08

          High Yield Fund

          T. Rowe Price
           High Yield Fund           9.06%   11.47%      8.29%      10.17%
                                                                 (12/31/84)
          Merrill Lynch High
           Yield Index               9.55    13.81      10.93       12.60
          Merrill Lynch Medium Quality
           Long Corporate Index      4.46    10.32      10.28       12.23
          Lipper's Average of High
           Current Yield Funds      11.39    13.38       9.07       10.52

          New Income Fund

          T. Rowe Price
           New Income Fund           3.70%    7.37%      7.80%       8.85%
                                                                 (8/31/73)
          Salomon Bros. Broad
           Investment Grade Index    4.35     8.06       8.75         N/A
          Salomon Bros. High Grade
           Corporate Bond Index      3.40     9.55       9.64        9.56
          Lehman Bros. Govt./Corp.
           Bond Index                4.10     8.17       8.57        9.29
          Lipper Corporate Bond Funds
           -A Rated Average          3.43     8.00       8.24        8.81

























          PAGE 84
                       Average Annual Compound Rates of Return

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-
                                  5/31/96   5/31/96   5/31/96     5/31/96
          Personal Strategy Funds

          Personal Strategy Income 13.84%     --         --
          14.62%
                                                                 (7/29/94)

          Personal Strategy Balanced 17.97      --         --           17.68
                                                                 (7/29/94)

          Personal Strategy Growth 22.83      --         --           21.03
                                                                 (7/29/94)

          Short-Term Bond Fund

          T. Rowe Price Short-Term
           Bond Fund               4.58%     5.17%     6.31%          7.30%
                                                                  (3/2/84)
          T. Rowe Price Prime
           Reserve Fund             5.25     4.04       5.62          7.79
                                                                 (1/26/76)
          IBC's Money Fund Report
           AveragesTM-All Taxable   5.23     4.07       N/A           N/A
                                                                 (1/31/76)
          Lehman Bros. 1-3 Year
           Govt./Corp. Bond Index   5.34     6.28       7.31          8.29
                                                                 (2/29/84)
          Lipper Short Investment
           Grade Debt Funds Average 4.92     5.91       6.92          8.21
                                                                 (2/29/84)

          Short-Term U.S. Government Fund

          T. Rowe Price Short-Term U.S.
           Government Fund, Inc.   4.31%      --         --        3.95%
                                                                 (9/30/91)
          Lipper Short-Term U.S.
           Govt. Funds Average      4.51      --         --           5.08
          Merrill Lynch 1-3 Year
           Govt. Index              5.40      --         --           5.91
          Salomon Brothers 1-Year
           Treasury Index           5.73      --         --           5.07
          Salomon Brothers 2-Year
           Treasury Index           4.90      --         --           5.84

                       Average Annual Compound Rates of Return

                                   1 Yr.    5 Yrs.    10 Yrs.      Since
                                   Ended     Ended     Ended     Inception-












                                  5/31/96   5/31/96   5/31/96     5/31/96
          U.S. Treasury Intermediate Fund

          T. Rowe Price U.S. Treasury
           Intermediate Fund       3.52%     7.02%       --           7.66%
                                                                 (9/29/89)
          Salomon 1-7 Year Treasury
           Index                    5.69     7.17        --           7.90

          U.S. Treasury Long-Term Fund


          PAGE 85
          T. Rowe Price U.S. Treasury
           Long-Term Fund          1.02%     8.20%       --           8.22%
                                                                 (9/29/89)
          Salomon Treasury Index    3.98     7.93        --           8.37


          Outside Sources of Information

            From time to time, in reports and promotional literature, one or more of the T. Rowe Price funds, including this Fund, may compare its performance to Overnight Government Repurchase Agreements, Treasury bills, notes, and bonds, certificates of deposit, and six-month money market certificates. Bank certificates of deposit differ from mutual funds in several ways: the interest rate established by the sponsoring bank is fixed for the term of a CD; there are penalties for early withdrawal from CDs; and the principal on a CD is insured. Performance may also be compared to (1) indices of broad groups of managed or unmanaged securities considered to be representative of or similar to Fund portfolio holdings; such as: Lipper Analytical Services, Inc., "Lipper-Fixed Income Fund Performance Analysis" is a monthly publication which tracks net assets, total return, principal return and yield on approximately 950 fixed income mutual funds offered in the United States; Morningstar, Inc., is a widely used independent research firm which rates mutual funds by overall performance, investment objectives and assets.; (2) other mutual funds; or (3) other measures of performance set forth in publications such as:

            Advertising News Service, Inc., "Bank Rate Monitor+ - The Weekly Financial Rate Reporter" is a weekly publication which lists the yields on various money market instruments offered to the public by 100 leading banks and thrift institutions in the U.S., including loan rates offered by these banks.

            IBC/Donoghue Organization, Inc., "IBC/Donoghue's Money Fund Report" is a weekly publication which tracks net assets, yield, maturity and portfolio holdings on approximately 380 money market mutual funds offered in the U.S. These funds are broken down into various categories such as U.S. Treasury, Domestic













            Prime  and Euros,  Domestic Prime  and  Euros and  Yankees, and
            Aggressive.

            First  Boston High  Yield Index.   It  shows statistics  on the
            Composite Index and analytical data on new issues in the marketplace and low-grade issuers.

            Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices" is a monthly publication which lists principal, coupon and total return on over 100 different taxable bond indices tracked by Merrill Lynch, together with the par weighted characteristics of each Index. The index used as a benchmark for the High Yield Fund is the High Yield Index. The two indices used as benchmarks for the Short-Term Bond Fund are the 91-Day Treasury Bill Index and the 1-2.99 Year Treasury Note Index.

            Salomon Brothers Inc., "Analytical Record of Yields and Yield Spreads" is a publication which tracks historical yields and yield spreads on short-term market rates, public obligations of the U.S. Treasury and agencies of the U.S. government, public corporate debt obligations, municipal debt obligations and preferred stocks.

            Salomon Brothers Inc., "Bond Market Round-up" is a weekly publication which tracks the yields and yield spreads on a large, but select, group of money market instruments, public corporate debt obligations, and public obligations of the U.S. Treasury and agencies of the U.S. Government.

            Salomon Brothers Inc., "High Yield Composite Index" is an index which provides performance and statistics for the high yield market place.



          PAGE 86
            Salomon Brothers Inc., "Market Performance" is a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad investment - Grade Bond Index and the components of the Index.

            Shearson Lehman Brothers, Inc., "The Bond Market Report" is a monthly publication which tracks principal, coupon and total return on the Shearson Lehman Govt./Corp. Index and Shearson Lehman Aggregate Bond Index, as well as all the components of these Indices.

            Telerate Systems, Inc., is a market data distribution network which tracks a broad range of financial markets including, the daily rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.













            Wall Street Journal, is a national daily financial news publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities.

            Indices prepared by the research departments of such financial organizations as Shearson Lehman/American Express Inc., and Merrill Lynch, Pierce, Fenner and Smith, Inc., including information provided by the Federal Reserve Board.

            Performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, etc. will also be used.



















































          PAGE 87
          All Funds

          IRAs

               An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investments as their time to retirement and tolerance for risk changes.

          Other Features and Benefits

               The Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, such as investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available. These currently include: the Asset Mix Worksheet which is designed to show shareholders how to reduce their investment risk by developing a diversified investment plan; the College Planning Guide which discusses various aspects of financial planning to meet college expenses and assists parents in projecting the costs of a college education for their children; the Retirement Planning Kit (also available in a PC version) includes a detailed workbook to determine how much money you may need for retirement and suggests how you might invest to achieve your objectives; and the Retirees Financial Guide which includes a detailed workbook to determine how much money you can afford to spend and still preserve your purchasing power and suggests how you might invest to reach your goal. Tax Considerations for Investors discusses the tax advantages of annuities and municipal bonds and how to assess whether they are suitable for your portfolio, reviews pros and cons of placing assets in a gift to minors account and summarizes the benefits and types of tax-deferred retirement plans currently available. Personal Strategy Planner simplifies investment decision making by helping investors define personal financial goals, establish length of time the investor intends to invest, determine risk "comfort zone" and select diversified investment mix; and the How to Choose a Bond Fund guide which discusses how to choose an appropriate bond fund for your portfolio. From time to time, other worksheets and guides may be made available as well. Of course, an investment in the Fund cannot guarantee that such goals will be met.















          PAGE 88
               To assist investors in understanding the different returns and risk characteristics of various investments, the aforementioned guides will include presentation of historical returns of various investments using published indices. An example of this is shown below.

                     Historical Returns for Different Investments

          Annualized returns for periods ended 12/31/95

                                    50 years   20 years  10 years 5 years

          Small-Company Stocks        13.8%      19.6%     11.9%    24.5%

          Large-Company Stocks        11.9       14.6      14.8     16.6

          Foreign Stocks               N/A       15.1      13.9      9.7

          Long-Term Corporate Bonds    5.7       10.5      11.2     12.1

          Intermediate-Term U.S.
            Gov't. Bonds               5.9        9.7       9.1      8.8

          Treasury Bills               4.8        7.3       5.5      4.3

          U.S. Inflation               4.4        5.2       3.5      2.8

          Sources: Ibbotson Associates, Morgan Stanley. Foreign stocks reflect performance of The Morgan Stanley Capital International EAFE Index, which includes some 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. This chart is for illustrative purposes only and should not be considered as performance for, or the annualized return of, any T. Rowe Price Fund. Past performance does not guarantee future results.






























          PAGE 89
             Also included will be various portfolios demonstrating how these historical indices would have performed in various combinations over a specified time period in terms of return. An example of this is shown below.

                        Performance of Retirement Portfolios*


                      Asset Mix      Average Annualized         Value
                                      Returns 20 Years            of
                                       Ended 12/31/95          $10,000
                                                              Investment
                                                             After Period
                   ________________  __________________      ____________

                                       Nominal  Real   BestWorst
          Portfolio Growth IncomeSafety ReturnReturn** YearYear

          I.   Low
               Risk   40%   40%    20%  11.8%   6.5% 24.9% 0.1% $ 92,675

          II.  Moderate
               Risk   60%   30%    10%  13.1%   7.9% 29.1% -1.8%$116,826

          III. High
               Risk   80%   20%     0%  14.3%   9.1% 33.4% -5.2%$145,611

          Source: T. Rowe Price Associates; data supplied by Lehman Brothers, Wilshire Associates and Ibbotson Associates.

          * Based on actual performance for the 20 years ended 1995 of stocks (85% Wilshire 5000 and 15% Europe, Australia, Far East [EAFE] Index), bonds (Lehman Brothers Aggregate Bond Index from 1976-95 and 30-day Treasury bills from January 1976 through December 1995). Past performance does not guarantee future results. Figures include changes in principal value and reinvested dividends and assume the same asset mix is maintained each year. This exhibit is for illustrative purposes only and is not representative of the performance of any T. Rowe Price fund.
          ** Based on inflation rate of 5.2% for the 20-year period ended 12/31/95.


          Insights

              From time to time, Insights, a T. Rowe Price publication of reports on specific investment topics and strategies, may be included in the Fund's fulfillment kit. Such reports may include information concerning: calculating taxable gains and losses on mutual fund transactions, coping with stock market volatility, benefiting from dollar cost averaging, understanding international markets, investing in high-yield "junk" bonds, growth stock investing, conservative stock investing, value investing, investing in small companies, tax-free investing, fixed income investing, investing in mortgage-backed securities, as well as other topics and strategies.

          Other Publications

              From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., reference may be made to economic, financial and political developments in the U.S. and abroad and their effect on securities prices. Such discussions may take the form of commentary on these developments by T. Rowe Price mutual fund portfolio managers and their views and analysis on how such developments could affect investments in mutual funds.

          Redemptions in Kind


          PAGE 90
               In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.

          Issuance of Fund Shares for Securities

               Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

          All Funds, except GNMA Fund

                                    CAPITAL STOCK

               The  Fund's Charter  authorizes the  Board  of Directors  to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

               Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

               Shareholders are entitled  to one vote  for each full  share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws


          PAGE 91
          of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of  the Fund to the extent  required by
          Section 16(c) of the Investment Company Act of 1940.

          GNMA Fund

                               DESCRIPTION OF THE FUND

               For tax and business reasons, the Fund was organized in 1985 as a Massachusetts Business Trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company, commonly known as a "mutual fund."

               The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro rata share of the net assets of the Fund.

               Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to Section 16(c) of the Investment Company Act of 1940, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

               Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

               Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all


          PAGE 92
          losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.


                       FEDERAL AND STATE REGISTRATION OF SHARES

               The Fund's shares are registered for sale under the Securities Act of 1933, and the Fund or its shares are registered under the laws of all states which require registration, as well as the District of Columbia and Puerto Rico.


                                    LEGAL COUNSEL

               Shereff, Friedman, Hoffman, & Goodman, L.L.P., whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Fund.


                               INDEPENDENT ACCOUNTANTS

          Corporate Income, GNMA, High Yield, U.S. Treasury Intermediate, U.S. Treasury Long-Term, New Income, Prime Reserve, Short-Term Bond, Short-Term U.S. Government, and U.S. Treasury Money Funds

               Price Waterhouse LLP, 7 St. Paul Street, Suite 1700, Baltimore, Maryland 21202, are independent accountants to the Fund.

               Effective June 1, 1994, Price Waterhouse LLP became the independent accountants to the Intermediate and Long-Term Funds,












          and  effective June  1,  1995, Price  Waterhouse  LLP became  the
          independent  accountant   to  the   Short-Term  U.S.   Government
          Fund.

             Personal Strategy Funds

               Coopers  &  Lybrand   L.L.P.,  217   East  Redwood   Street,
          Baltimore, Maryland 21202, are independent accountants to the Fund.


          Financial Statements

               The financial statements of the Fund for the year ended May 31, 1996, and the report of independent accountants are included in the Fund's Annual Report for the year ended May 31, 1996. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended May 31, 1996, are incorporated into this Statement of Additional Information by reference:

                              ANNUAL REPORT REFERENCES:


                                                HIGH      NEW      PRIME
                                      GNMA     YIELD    INCOME    RESERVE
                                      ____     ______   _______   ________

          Report of Independent


          PAGE 93
            Accountants               15         24       18          19
          Statement of Net Assets,
            May 31, 1996             7-9      10-18     7-12        7-14
          Statement of Operations,
            fiscal year ended
            May 31, 1996              10         19       13          15
          Statement of Changes in Net
            Assets, fiscal years
            ended May 31, 1996 and
            May 31, 1995              11         20       14          16
          Notes to Financial
            Statements
            May 31, 1996           12-14      21-23    15-17       17-18
          Financial Highlights         6          9        6           6



















          PAGE 94
                                                    SHORT-TERM
                                       SHORT-          U.S.
                                      TERM BOND     GOVERNMENT
                                    _____________  ____________

          Report of Independent
            Accountants                    20            16
          Statement of Net Assets,
            May 31, 1996                 8-14          7-10
          Statement of Operations,
            fiscal year ended
            May 31, 1996                   15            11
          Statement of Changes in Net
            Assets, fiscal years
            ended May 31, 1996 and
            May 31, 1995                   16            12
          Notes to Financial Statements
            May 31, 1996                17-19         13-15
          Financial Highlights              7             6



                                        U.S.           U.S.         U.S.
                                      TREASURY       TREASURY     TREASURY
                                        MONEY      INTERMEDIATE  LONG-TERM
                                   ______________   __________   __________

          Report of Independent
            Accountants                 26             26           26
          Statement of Net Assets,
            May 31, 1996             12-13          14-16        17-18
          Statement of Operations,
            fiscal year ended
            May 31, 1996                19             19           19
          Statement of Changes in Net
            Assets, fiscal year
            ended May 31, 1996 and
            May 31, 1995                20             21           22
          Notes to Financial Statements
            May 31, 1996             23-25          23-25        23-25
          Financial Highlights           9             10           11
























          PAGE 95
                                      PERSONAL      PERSONAL      PERSONAL
                                      STRATEGY       STRATEGY     STRATEGY
                                      BALANCED        GROWTH       INCOME
                                   ______________   __________   __________

          Report of Independent
            Accountants                 58             58           58
          Statement of Net Assets,
            May 31, 1996             22-37          38-50        10-21
          Statement of Operations,
            fiscal year ended
            May 31, 1996                51             51           51
          Statement of Changes in Net
            Assets, fiscal year
            ended May 31, 1996,
            and July 29, 1994 (Commence-
            ment of Operations) to
            May 31, 1995                52             52           52
          Notes to Financial Statements,
            May 31, 1996             53-57          53-57        53-57
          Financial Highlights           9              9            9



                                      CORPORATE
                                       INCOME
                                   ______________

          Report of Independent
            Accountants                  18
          Statement of Net Assets,
            May 31, 1996                8-12
          Statement of Operations,
            fiscal year ended
            October 31, 1995 (Commence-
            ment of Operations) to
            May 31, 1996                 13
          Statement of Changes in Net
            Assets, fiscal year ended
            October 31, 1995 (Commence-
            ment of Operations) to
            May 31, 1996                 14
          Notes to Financial Statements,
            May 31, 1996                15-17
          Financial Highlights            7




















          PAGE 96
                             RATINGS OF COMMERCIAL PAPER

          High Yield, Prime Reserve, Short-Term Bond, and Short-Term U.S. Government Funds

          Moody's Investors Service, Inc.: The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

          Standard & Poor's Corporation: Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

          Prime Reserve Fund

          Fitch Investors Service, Inc.: Fitch 1 - Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2 - Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.























          PAGE 97
                         RATINGS OF CORPORATE DEBT SECURITIES

          High Yield, New Income, Personal Strategy, Short-Term Bond, and Short-Term U.S. Government Funds

          Moody's Investors Services, Inc. (Moody's)

             Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

             Aa-Bonds rated  Aa are  judged to  be of  high quality by  all
          standards.   Together with the  Aaa group they comprise  what are
          generally known as high grade bonds.

             A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

             Baa-Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

             B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

             Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

          Standard & Poor's Corporation (S&P)

             AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.













             AA-Bonds   rated  AA   also   qualify  as   high-quality  debt
          obligations.    Capacity to  pay principal  and interest  is very
          strong.

             A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

             BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

             BB, C, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the


          PAGE 98
          highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

             D-In default.

          Fitch Investors Service, Inc.

             AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

             AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.